                                                                   EXHIBIT 10.37

                           DISTRIBUTORSHIP AGREEMENT
                                 April 1, 1992

                                    between

                              POLYGEN CORPORATION

                                      and

                   TEIJIN MOLECULAR SIMULATIONS INCORPORATED

                               TABLE OF CONTENTS

                                                                        Page
1.       DEFINITIONS ...................................................   1
         (a)      "Agreement" ..........................................   1
         (b)      "Customer" ...........................................   2
         (c)      "Documentation" ......................................   2
         (d)      "End User License Agreement" .........................   2
         (e)      "PMSI Customers" .....................................   2
         (f)      "Software" ...........................................   2
         (g)      "Subdistributor ......................................   2
         (h)      "Sublicense" .........................................   2
         (i)      "Territory" ..........................................   2
         (j)      "Trademarks" .........................................   2

2.       APPOINTMENT AND GRANT OF LICENSE ..............................   2
         (a)      Distributor License ..................................   2
         (b)      Limited Demonstration/Training/Support License .......   3
         (c)      Documentation License ................................   3
         (d)      Grant of Right to Sublicense .........................   4
         (e)      General License Provisions ...........................   4
         (f)      Exclusivity ..........................................   5

3.       ORDER PROCEDURE AND SHIPMENT AND DELIVERY TERMS ...............   6
         (a)      Orders ...............................................   6
         (b)      Shipping and Delivery ................................   6
         (c)      Cancellation of Orders ...............................   7
         (d)      Localization and Shipment from Japan .................   7

4.       PRICES (LICENSING FEES) AND PAYMENT TERMS .....................   7
         (a)      Licensing Fees .......................................   7
         (b)      Taxes ................................................   8
         (c)      Payment Schedule .....................................   8
         (d)      Installation Fees ....................................   8
         (e)      Maintenance Fees .....................................   8
         (f)      Discounts to Subdistributors and Customers ...........   9
         (g)      Hardware .............................................   9

5.       OBLIGATIONS AND FUNCTIONS OF THE COMPANY ......................   9
         (a)      Management and Support of Distribution ...............   9
         (b)      Relationship with Subdistributors ....................   9
         (c)      Adequate Company Facilities and Customer Satisfac-
                  tion .................................................  10
         (d)      Promotion and Marketing ..............................  10
         (e)      Contract Services ....................................  10
         (f)      Porting ..............................................  10

                                     i.

         (g)      OEM Arrangements .....................................   10
         (h)      Company's General Businesslike Conduct ...............   11
         (i)      Technical Support and Other Staff ....................   11
         (j)      Installation .........................................   11
         (k)      Keeping PMSI Informed ................................   11
         (l)      Reports and Forecasts ................................   11
         (m)      Competing Representations ............................   11

6.       OBLIGATIONS OF PMSI ...........................................   12
         (a)      Availability of Documentation ........................   12
         (b)      Training .............................................   12
         (c)      Developments .........................................   12
         (d)      Third Party OEM Arrangements .........................   12
         (e)      Maintenance Upon Termination .........................   12
         (f)      Bug Fixes ............................................   13

7.       WARRANTIES, DISCLAIMERS AND LIMITATIONS OF LIABILITY ..........   13
         (a)      PMSI's Warranty ......................................   13
         (b)      Warranty Disclaimers and Limitations .................   13
         (c)      No Warranty Pass-Through .............................   13
         (d)      Limitation of Liability ..............................   13

8.       INDEMNITY .....................................................   14
         (a)      Proprietary Rights ...................................   14
         (b)      Other Indemnity ......................................   15

9.       PROPRIETARY RIGHTS ............................................   15
         (a)      Ownership of Proprietary Rights ......................   15
         (b)      No Modification ......................................   15
         (c)      Trademarks and Trade Names ...........................   15
         (d)      Nondisclosure and Non-Use ............................   16

10.      COMPLIANCE WITH LAWS ..........................................   17
         (a)      Export Law Compliance ................................   17
         (b)      Foreign Corrupt Practices Act ........................   18
         (c)      Licenses and Permits .................................   18

11.      EFFECTIVE DATE, TERM, TERMINATION AND EFFECT OF
         TERMINATION ...................................................   18
         (a)      Effective Date .......................................   18
         (b)      Term .................................................   18
         (c)      Termination by Either Party ..........................   19
         (d)      Termination by PMSI ..................................   19
         (e)      No Other Rights Upon Termination .....................   19
         (f)      Effect of Termination ................................   19
         (g)      The Company's Duties Upon Termination ................   20

                                      ii.

12.      GENERAL TERMS ..................................................   21
         (a)      Assignment ............................................   21
         (b)      Benefits and Binding Nature of Agreement ..............   21
         (c)      Entire Agreement ......................................   21
         (d)      Force Majeure .........................................   21
         (e)      Notice ................................................   21
         (f)      Governing Law and Official Language ...................   22
         (g)      Dispute Resolution ....................................   22
         (h)      Waiver ................................................   23
         (i)      Severability ..........................................   23
         (j)      Rights and Remedies Cumulative ........................   23
         (k)      No Agency - Independent Contractors ...................   23
         (l)      Captions and Section References .......................   23
         (m)      Counterparts ..........................................   24
         (n)      No Limitation on Supplier PMSI ........................   24
         (o)      Parties Advised by Counsel -- No Interpretation
                  Against Drafter .......................................   24
         (p)      Authority to Enter Into and Execute Agreement .........   24

APPENDICES

         Appendix A:       Software
         Appendix B:       Polygen (PMSI) Standard Software License
                           Agreement
         Appendix C:       Price List
         Appendix D:       Wire Transfer (Bank) Information
         Appendix E:       PMSI Trademarks

                                      iii.

                           DISTRIBUTORSHIP AGREEMENT

         This Distributorship Agreement is made and entered into as of the 1st day of April, 1992, by and between Polygen Corporation (doing business as Polygen Molecular Simulations Incorporated), a Delaware corporation, having its principal place of business at 200 Fifth Avenue, Waltham, Massachusetts 02154, U.S.A. ("PMSI") and Teijin Molecular Simulations Incorporated, a corporation organized under the laws of Japan, with its principal place of business at 1-1, Uchisaiwai-cho 2-chome, Chiyoda-ku, Tokyo 100, Japan ("the Company").

                                    RECITALS

         A. PMSI and Teijin Limited, a corporation organized under the laws of Japan with its principal office at 6-7, Minamihommachi 1-chome, Chuo-ku, Osaka 541, Japan ("Teijin") have entered into a Joint Venture Agreement dated as of February 14, 1992 (the "Joint Venture Agreement"), pursuant to which the Company was organized as a joint venture corporation under the laws of Japan.

         B. PMSI and its subsidiaries are engaged in the design, development and licensing of proprietary computational chemistry software products and related documentation.

         C. It was contemplated by PMSI and Teijin under the Joint Venture Agreement that the Company be appointed as PMSI's exclusive distributor in the Territory (as defined below) of the Software (as defined below).

         D. PMSI is willing to grant to the Company an exclusive right to market and sublicense the Software and related documentation in the Territory, subject to the terms and conditions set forth in this Agreement.

        THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                   AGREEMENT

1.       DEFINITIONS.

         For the purpose of this Agreement, the following terms shall have the following meanings unless otherwise required by the context:

         (a) "Agreement" shall mean this Distributorship Agreement as it may be amended from time to time.

                                       1.

         (b) "Customer" shall mean any third party user to whom the Company has, in accordance with the terms of this Agreement and the End User License Agreement, granted the right to use the Software.

         (c) "Documentation" shall mean the standard user documentation and sales support materials which PMSI has published or may publish during the term of this Agreement.

         (d) "End User License Agreement" shall mean the Company's standard end user license agreement, pursuant to which Customers are Sublicensed by the Company the right to use the Software. Pursuant to Section 2(d)(ii) hereof, the End User License Agreement shall contain terms that are substantially the same as those found in PMSI's Standard Software License Agreement, a current copy of which is attached hereto as Appendix B.

         (e) "PMSI Customers" shall mean any third party user in the Territory to whom PMSI or PMSI's agent has granted the right to use the Software prior to the Effective Date hereof.

         (f) "Software" shall mean the computational chemistry software products marketed by PMSI or PMSI's subsidiaries and licensed hereunder, to be provided in machine readable (object code) form, and set forth on Appendix A attached hereto, as such Appendix A may be amended from time to time by PMSI and the Company in accordance with Section 2(a) below.

         (g) "Subdistributor" shall mean any subdistributor, agent or value-added reseller authorized by the Company to distribute the Software.

         (h) "Sublicense" shall mean the non-exclusive, non-transferable right (unless otherwise stated) to sublicense (without the further right to sublicense) Software pursuant to the End User License Agreement.

         (i) "Territory" shall mean the entire country of Japan, which Territory may be expanded from time to time by mutual agreement of PMSI and Teijin to include other countries in the Asian Pacific Rim such as Korea and Taiwan.

         (j) "Trademarks" shall mean any trademark which PMSI owns or has right to use as may be designated by PMSI from time to time.

2. APPOINTMENT AND GRANT OF LICENSE.

         (a) Distributor License. Subject to the terms and conditions contained herein, PMSI hereby grants to the Company, and the Company hereby accepts, the exclusive, non-transferable and indivisible right to market the Software in the Territory during

                                       2.

the term hereof solely for distribution to Customers located in the Territory. The Company shall have no right to assign or otherwise transfer any or all of its rights under this Agreement except as may be otherwise provided in Section 2(d) hereof with respect to the licensing and sublicensing of Customers. It is the intention of the parties to amend Appendix A of this Agreement from time to time to include within the definition of "Software" under this Agreement, all computational chemistry software products that are developed or marketed by PMSI or its subsidiaries in the future during the term of this Agreement, including extensions of, replacements for, or improvements of the software products presently enumerated on Appendix A; provided, however, that PMSI may at its option exclude from "Software" and the scope of this Agreement, software products for which it does not have distribution rights for the Territory due to limitations or restrictions imposed by the licensor or party providing such software products to PMSI. Notwithstanding the grant of exclusivity under this
Section 2(a), PMSI may, upon prior notice to the Company, license Software to third parties outside the Territory who will bundle the Software with hardware and distribute those bundled products in the Territory, provided that such bundling shall be on an OEM basis.

         (b) Limited Demonstration/Training/Support License. PMSI hereby grants and the Company hereby accepts, subject to the terms and conditions specified herein, an exclusive license, except for licenses to use the Software for demonstration and support activities that have been or may be granted by PMSI to OEM's or computer manufacturers, to use in the Territory, during the term hereof, the Software for demonstration and technical support of the Software, and for training of Company and Subdistributor personnel on the Software.

         (c) Documentation License. PMSI hereby grants and the Company hereby accepts, subject to the terms and conditions specified herein, an exclusive license, except for licenses to use the Documentation for demonstration and support activities that have been or may be granted by PMSI to OEM's or computer manufacturers, to use the Documentation in the Territory during the term hereof for the purpose of enabling the Company to carry out its sublicensing and support obligations to PMSI Customers and Customers under this Agreement. The Company may, at its expense, translate, copy and repackage the Documentation as is necessary in connection with its Sublicensing of the Software pursuant to
Section 2(d) hereof. All translations of the Documentation shall, pursuant to
Section 2(e)(i) hereof, include PMSI copyright and other proprietary rights notices. PMSI shall retain title to and ownership of any such translations of the Documentation.

                                       3.

         (d) Grant of Right to Sublicense.

             (i) The licenses granted under this Agreement are non-transferable, except that the Company is hereby authorized to grant Sublicenses to Customers of the Company or to Customers of Subdistributors for use of the Software on any appropriate platform on the terms and conditions set forth below. Sub-licenses of the Software may only be granted to Customers who represent that they shall not use the Software to provide any service bureau or consulting service to any third party, or to re-export the Software without first obtaining written permission from PMSI. Software provided to Customers shall be in machine-readable (object) code.

             (ii) Until termination of this Agreement, the Company shall Sublicense and provide the Software and Documentation to Customers pursuant only to the terms of an End User License Agreement. Promptly following the execution of this Agreement, the Company shall, at its expense, develop an End User License Agreement in the Japanese language, together with an English language translation of the same, which End User License Agreement shall contain terms that are substantially equivalent to those set forth in PMSI's Standard Software License Agreement (Appendix B hereto). Without prejudice to the generality of the foregoing, and in addition to such terms, the End User License Agreement shall expressly provide that: (x) the End User License Agreement (and any related software maintenance agreement) between the Customer and the Company shall be automatically assigned to PMSI or PMSI's designee in the event of termination of this Agreement for any reason, and (y) the terms of the End User License Agreement shall govern and control in the event of any inconsistency between its terms and those of any purchase order between the Customer and the Company. The Company shall provide PMSI with copies of its End User License Agreement and the English translation thereof for PMSI's written approval. The Company shall not transfer Software to a Customer unless and until the Company shall have obtained a signed copy of the End User License Agreement from the Customer, and the Company agrees to obtain prior written approval from PMSI to any modifications or changes to the pre-approved End User License Agreement.

             (iii) The Company agrees to use its reasonable commercial efforts to ensure that each Customer sublicensed pursuant to this Agreement continues to comply with the terms of the End User License Agreement. The Company shall maintain adequate Customer records which may be inspected by PMSI during regular business hours upon reasonable prior written notice.

         (e) General License Provisions. All licenses granted herein shall be further subject to the following:

                                      4.

             (i) The Software and Documentation and any copies thereof shall in all cases remain the exclusive property of PMSI. The Company agrees to reproduce and include any PMSI copyright notices and other legends both in and on every copy of the Software or Documentation in every form, including partial copies and modifications of the Software.

             (ii) Except as expressly set forth in Sections 2(c) and 6(a) hereof, the Company agrees not to copy, provide, or otherwise make available any of the Software or Documentation, in whole or in part in any form, to any person other than employees of the Company, Subdistributors and Customers as provided for in this Section 2. The Company agrees to take appropriate action by instruction, agreement, or otherwise with the Company's employees or other persons permitted access hereunder to the Software or Documentation to satisfy its obligations under this Agreement with respect to the use, copying, modification, protection, and security of the Software and Documentation.

             (iii) The Company agrees not to license or ship any Software to any person in the Territory which the Company knows or has reason to know, based upon information provided to it by the licensee at the time of grant of such license, will cause or permit the Software ultimately to be shipped, licensed or used outside of the Territory.

         (f) Exclusivity. The grant by PMSI to the Company of certain "exclusive" rights with respect to the Territory shall mean that, unless otherwise expressly permitted herein, PMSI shall have no right to, directly or indirectly, exercise, or permit third parties to exercise, those rights in the Territory. This shall mean, without limitation, that, without the express written consent of the Company, PMSI:

             (i) shall not itself license or ship any Software to any person in the Territory; and

             (ii) shall not license or ship any Software to any person outside of the Territory which PMSI knows or has reason to know, based upon information provided to it by the licensee at the time of grant of such license, will cause or permit the Software ultimately to be shipped, licensed or used in the Territory;

             (iii) provided, however, that PMSI may:


                   (x) grant licenses to OEM or computer manufacturers to use the Software and Documentation for demonstration and support activities; and

                   (y) grant corporate licenses to third parties outside of the Territory; provided, however, that in the event

                                      5.

PMSI grants a corporate license to a third party located outside of the Territory that has subsidiaries or facilities in the Territory, and if, at the time of entering into such corporate license, PMSI has a reasonable belief that a significant level (if any) of licenses will be shipped into the Territory as a consequence of such corporate license, PMSI and the Company shall determine in good faith the manner in which revenues arising from such third party corporate license are to be divided between PMSI and the Company. Similarly, in the event the Company grants a corporate license to a third party located in the Territory that has subsidiaries or facilities outside of the Territory, and if, at the time of entering into such corporate license, the Company has a reasonable belief that a significant level (if any) of licenses will be shipped outside of the Territory as a consequence of such corporate license, the Company and PMSI shall determine in good faith the manner in which revenues arising from such third party corporate license are to be divided between the Company and PMSI.

PMSI shall cause PMSI's subsidiaries to comply with the foregoing provisions and limitations with respect to any Software which they have, directly or indirectly, licensed to the Company hereunder.

3. ORDER PROCEDURE AND SHIPMENT AND DELIVERY TERMS.

         (a) Orders. The Company shall submit written purchase orders for Software in accordance with the then current order processing procedures of PMSI as designated from time to time by PMSI. All purchase orders placed with PMSI for Software shall be subject to acceptance by PMSI at its principal place of business, such acceptance not to be unreasonably withheld. PMSI shall use reasonable efforts to meet the resale requirements of the Company and to make deliveries in accordance with the delivery date on orders so accepted, but PMSI shall not be liable to the Company, any Subdistributor or Customer or to any other party, for PMSI's delay in delivery or failure to deliver any products that are under development by PMSI at the time an order is received. If the Company manufactures and packages Software in Japan by replicating "master" copies of the Software and Documentation provided by PMSI, instead of submitting purchase orders for each copy of the Software and Documentation to PMSI, the Company shall, within eight (8) business days of the end of each calendar month, and in addition to the reports required under Section 5(l) hereof, report to PMSI the date of shipment and quantity of such Software shipped during such month and the fees for such Software received from PMSI Customers, Customers and Subdistributors during such month.

         (b) Shipping and Delivery. The following shipping and delivery procedures shall apply to Software and Documentation ordered by the Company from PMSI pursuant to Section 3(a) above,

                                      6.

but shall not apply to Software and Documentation that is manufactured and packaged by the Company in Japan for shipment directly to PMSI Customers, Customers and Subdistributors in the Territory. In the absence of specific instructions from the Company, the shipping and packaging method used will be at the discretion of PMSI. Deliveries shall be made F.O.B. (as defined in Incoterms 1990, Publ. No. 460 of the International Chamber of Commerce) from PMSI's warehouse or manufacturing facility, and shall be shipped to the Company's address as first set forth in this Agreement. Unless the Company's order specifies the name of a carrier, PMSI will select the carrier. PMSI shall bear the risk of loss until such time as a shipment has been placed on board the carrier, at which time the risk of loss shall be borne by the Company. Any claims for damage or loss in transit shall be placed by the Company through the carrier. All shipments will be shipped by PMSI freight collect, or if prepaid, such freight will be subsequently billed to the Company, and the Company will reimburse PMSI for such freight in accordance with Section 4 below. PMSI reserves the right to deliver in advance of estimated delivery dates.

         (c) Cancellation of Orders. The Company may cancel any order (or part thereof) for Software by giving PMSI written notice of such cancellation.

         (d) Localization and Shipment from Japan. The Company will as soon as practical, at its expense, develop a Japanese language version of the Documentation and/or manufacture, package and ship the Software to PMSI Customers, Customers and Subdistributors from the Company's facilities in Japan in accordance with procedures mutually agreed upon between PMSI and the Company. Following the localization of the Software and Documentation pursuant to this
Section 3(d), the Company may manufacture and package the Software in Japan and ship such Software directly to PMSI Customers, Customers and Subdistributors in the Territory. In such case, the Company shall, within eight (8) business days of the end of each calendar month, and in addition to the reports required under
Section 5(l) hereof, report to PMSI in English the date of shipment and quantity of such Software shipped during such month and the fees for such Software received from PMSI Customers, Customers and Subdistributors during such month.

4. PRICES (LICENSING FEES) AND PAYMENT TERMS.

         (a) Licensing Fees. In consideration of the licenses and rights granted to the Company under this Agreement, the Company agrees to pay PMSI the fees specified in PMSI's price list attached to this Agreement as Appendix C (the ("Price List"), as in effect when each order is accepted by PMSI, less an initial discount of [*] of such Price List for the period ending on [*]; such discount to be re-negotiated


*  CONFIDENTIAL TREATMENT REQUESTED

                                       7.

annually in good faith by PMSI and the Company. Such fees are exclusive of, and the Company shall pay, all shipping charges for each order. PMSI agrees to give written notice to the Company at least sixty (60) days in advance of the effective date of any change in its Price List. Such changes in PMSI's Price List shall be made no more frequently than once during each calendar year, shall be made only after consultation with the Company, and shall be commercially reasonable.

         (b) Taxes. Any and all fees and other amounts due to PMSI from the Company under this Agreement are exclusive of, and the Company shall pay and shall indemnify and hold PMSI harmless against (i) any liability for, any sales, use, property, license, value added, withholding, import, excise or similar tax, federal, state or local, U.S. and non-U.S., that may be imposed upon or with respect to the Software products or their delivery, sale, licensing, use, ownership or possession, and (ii) any duties, tariffs, customs, import and related fees and charges, exclusive of taxes based on PMSI's net income. Notwithstanding the foregoing, Japanese income tax may be withheld by the Company from the license fees payable to PMSI pursuant to Section 4(a) hereof, so long as such withholding is required by Japanese law. The Company shall provide PMSI with copies of tax receipts or other documents evidencing that such taxes withheld have been paid to the Japanese tax authorities. Such evidence shall be forwarded to PMSI no later than thirty (30) days after such taxes have been paid.

         (c) Payment Schedule. PMSI shall invoice the Company each time Software is shipped in accordance with the Price List attached hereto as Appendix C. The Company will make payment to PMSI by the twentieth (20th) of each month for all shipments made by the Company or by PMSI in the preceding month in U.S. dollars by wire transfer of immediately available funds to such bank account as is specified in Appendix D attached hereto, as may be revised from time to time by PMSI. Invoices shall be considered paid when PMSI is in receipt of such funds or upon confirmation of receipt by the bank. From and after the date of any default of any payment due hereunder, until such default is cured, interest shall accrue at the rate of two percent (2%) per month on such unpaid amounts, or at the maximum rate permitted by Massachusetts law, if less.

         (d) Installation Fees. The Company may not charge Customers installation fees except as set forth in Appendix C or as otherwise approved in writing by PMSI.

         (e) Maintenance Fees. For each Software product, maintenance and updates shall be provided by the Company, on behalf of PMSI, to PMSI Customers and Customers. This maintenance service shall be provided to PMSI Customers and Customers in accordance with PMSI's policies and the terms of the Company's standard

                                      8.

software maintenance agreement to be entered into between the Company and PMSI Customers or Customers, which terms shall be mutually determined and approved by PMSI and the Company (the "Software Maintenance Agreement"). Unless and until the maintenance pricing shall be adjusted by PMSI in accordance with the terms of this Agreement, the maintenance pricing to be paid to PMSI for a given Software product shall conform to the maintenance pricing schedule shown in attached Appendix C, less an initial discount of [*] to be retained by the Company for the period ending on [*]; such discount to be re-negotiated annually in good faith by PMSI and the Company. The fee for the annual maintenance contracts and their renewals shall be paid in advance of the effective date or renewal date thereof (as the case may be) by the Company to PMSI.

         (f) Discounts to Subdistributors and Customers. Nothing contained herein shall prevent or otherwise limit the Company's ability to grant additional discounts to Subdistributors and/or Customers; provided, however, that all such discounts are and shall be borne entirely by the Company or its Subdistributor.

         (g) Hardware. PMSI shall sell to the Company workstations manufactured by Silicon Graphics Inc. ("SGI") at [*] of the Japanese list price for the period ending on March 31, 1993. Thereafter, PMSI shall use reasonable commercial efforts to extend or continue its existing relationships with SGI and other value-added reseller hardware vendors in order to offer and sell such hardware to the Company at a favorable price. The Company agrees to purchase such hardware from PMSI as long as PMSI is able to offer such hardware at prices equal to or more favorable than prices available to the Company from other sources.

5. OBLIGATIONS AND FUNCTIONS OF THE COMPANY.

         (a) Management and Support of Distribution. The Company shall be responsible for managing and supporting the distribution of the Software in the Territory, including the management of Subdistributors and value-added reseller relationships.

         (b) Relationship with Subdistributors. The Company may, in its reasonable discretion, appoint and authorize Subdistributors to subdistribute the Software in the Territory. In doing so, the Company shall enter into agreements or arrangements with such Subdistributors that maximize, and shall act to the best interests of, the distribution and support of the Software in the Territory. The Company shall use reasonable commercial efforts to ensure compliance by such Subdistributors with all of the Company's obligations under this Agreement, and at all times transact with such Subdistributors on an arms'-length basis.


*CONFIDENTIAL TREATMENT REQUESTED

                                      9.

         (c) Adequate Company Facilities and Customer Satisfaction. The Company will establish, staff, equip and maintain such place or places of business in such location or locations in the Territory as may be necessary to provide good customer service and support and marketing coverage in the Territory. The Company shall use its best efforts to ensure customer satisfaction including maintaining a qualified sales force to promote the sale/Sublicensing of the Software.

         (d) Promotion and Marketing. The Company agrees to use its best efforts to market, distribute, Sublicense and support the Software throughout the Territory and further agrees that its marketing and advertising efforts will be of high quality, in good taste, and will preserve the professional image and reputation of PMSI and the Software. The Company agrees to include in all related advertising materials all applicable proprietary rights' notices and any other notices of PMSI as they appear on or in the Software. PMSI may provide, at its option, a reasonable amount of advertising material in English, as requested by the Company, for use in the Company's efforts to market the Software. All such material shall remain the property of PMSI and, upon request, the Company agrees to return same to PMSI without cost to PMSI. If required by Customer demand, the Company shall translate all such materials into the Japanese language or other language necessary for proper marketing of the Software in the Territory and provide such materials to PMSI for review. PMSI shall retain title to and ownership of any such translations. The Company agrees to refrain from making any claim or representation concerning the Software in excess of those made by PMSI.

         (e) Contract Services. The Company may enter into application contracts with PMSI Customers or Customers whereby the Company will provide services to address customer problems related to the use of the Software in the Territory. The Company may also act as PMSI's agent with respect to the development or establishment of strategic technology partner (STP) relationships with major Customers and PMSI Customers in the Territory.

         (f) Porting. The Company shall act as PMSI's agent with respect to establishing and managing porting contracts with computer companies in the Territory. PMSI agrees to use its best commercial efforts to supply information necessary to complete porting that is reasonably requested by the Company.

         (g) OEM Arrangements. The Company shall endeavour to establish OEM arrangements with third parties in the Territory, and PMSI agrees to use its best commercial efforts to supply information necessary to establish such arrangements.

                                      10.

         (h) Company's General Businesslike Conduct. The Company shall at all times conduct its business in a businesslike manner and will not engage in any deceptive, misleading, illegal or unethical business practice or any practice that will reflect unfavorably on PMSI or the Software.

         (i) Technical Support and Other Staff. The Company agrees to develop, maintain and train or otherwise provide a competent technical and scientific support organization for the Software that will be responsible for the installation and on-site servicing of the Software, the provision of remote telephone support services, and the provision of training and application development to PMSI Customers, Customers and Subdistributors. The Company shall at all times have a sufficient number of competent office, sales, service and other employees to carry out its obligations under this Agreement.

         (j) Installation. The Company shall be responsible for the installation of the Software at Customers' facilities, either directly or through Subdistributors.

         (k) Keeping PMSI Informed. The Company agrees to use its best efforts to keep PMSI fully informed of all governmental, commercial and industrial activities and plans which affect, or could affect, the Software in the Territory. The Company shall consult with PMSI regarding any advertising or trade practice which might affect the good name, trademarks, goodwill, or reputation of PMSI or the Software.

         (l) Reports and Forecasts. The Company shall furnish to PMSI in
English: (i) within eight (8) business days after the end of each calendar month, a report on the monthly sales and Sublicensing of the Software in the Territory for the preceding month, identifying the Software shipped by the Company or Subdistributors to Customers and the respective locations and contact persons of such Customers, and showing the price and national currency involved in which the Software was sold/Sublicensed and for which services relating thereto were provided, and (ii) a rolling six (6)-month forecast of sales on a monthly basis. The Company shall also furnish PMSI with such other reports as PMSI may reasonably require from time to time.

         (m) Competing Representations. In consideration for the license granted to the Company under Section 2 above, the Company agrees that during the term of this Agreement, the Company shall not develop, contract to develop, manufacture, sell, license, lease or otherwise distribute or exploit in any manner any product that is directly competitive with the Software in the Territory. For the purposes of this Agreement, a product shall be considered to be competitive with the Software if the sale of that product could result in lower sales of the Software.

                                      11.

6. OBLIGATIONS OF PMSI.

         (a) Availability of Documentation. PMSI shall provide the Company with one (1) copy of all Documentation in the English language including sales literature, training manuals, operator manuals, graphic materials, and other documentation relating to the Software. The Company may translate, copy, and repackage the Documentation as is necessary in accordance with the terms of
Section 2(c) above.

         (b) Training. PMSI will provide intensive training for a reasonable number of the Company's personnel at PMSI's facilities in the U.S.A., for a reasonable number of days per year. The Company shall pay all travel, living and incidental expenses of its personnel. PMSI shall also provide technical instructors for seminars to be held in Japan on a periodic basis, subject to the availability and reasonable schedules of such instructors. All travel, living and incidental expenses of such instructors shall be borne by the Company.

         (c) Developments. During the term of this Agreement, PMSI will use reasonable commercial efforts to provide the Company with full and complete information concerning all improvements, updates, enhancements, and modifications to the Software and will provide the Company with such improvements, updates, enhancements and modifications for distribution to Customers at the same time as PMSI makes any such improvement, update, enhancement or modification generally available to its other customers. In addition, if there is any software product which is under development by PMSI which may be added to the definition of "Software" pursuant to Section 2(a) hereof, PMSI shall use its reasonable commercial efforts to provide the Company, on a regular basis as it becomes available, with full and complete information concerning such product, including, but not limited to, the projected development and shipping schedule, beta release, documentation and other information that would assist with pre-marketing preparation.

         (d) Third Party OEM Arrangements. In the event that PMSI enters into an OEM arrangement with a third party relating to the manufacture and distribution of bundled PMSI software and third party hardware products (as contemplated under Section 2(a) hereof), which arrangement includes distribution by such third party in the Territory being served by the Company, PMSI agrees to negotiate in good faith with the Company to have the Company provide technical support for such bundled products in the Territory (if necessary). PMSI shall give advance written notice to the Company of such OEM arrangements if support by the Company is necessary.

         (e) Maintenance Upon Termination. Upon the termination of this Agreement and provided that the relevant End User License

                                      12.

Agreements and Software Maintenance Agreements have been assigned to PMSI or its designee in accordance with Section 11(f)(iii) hereof, PMSI shall use its best efforts to arrange for the continued maintenance and support of PMSI Customers, Customers and the Software in the Territory.

         (f) Bug Fixes. PMSI will use its reasonable commercial efforts to notify the Company in writing of any outstanding bugs or other defects in the Software and will endeavour to correct such bugs and defects and supply such corrections to the Company in accordance with PMSI's reasonable commercial procedures.

7. WARRANTIES, DISCLAIMERS AND LIMITATIONS OF LIABILITY.

         (a) PMSI's Warranty. All Software is warranted as provided in Section 10 of the current form of PMSI's Standard Software License Agreement attached hereto as Appendix B, the provisions of which are made a part hereof by reference.

         (b) Warranty Disclaimers and Limitations. THE WARRANTIES DESCRIBED IN 7(a) ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. The warranties shall apply only if PMSI's examination discloses to PMSI's satisfaction that alleged defects actually exist and were not caused by misuse, unauthorized modifications, neglect, improper installation or testing, attempts to repair, or the like, or by accident, fire, power surge or failure, or other hazard.

         (c) No Warranty Pass-Through. The Company shall not pass through to its Customers or any other third party the warranties made by PMSI under this
Section 7, shall make no other representations to its Customers or any other third party on behalf of PMSI, and shall expressly indicate to its Customers that they must look solely to the Company in connection with any problems, warranty, claim or other matters concerning the Software. No warranty, representation or agreement herein shall be deemed to be made for the benefit of any Customer or any other third party. Notwithstanding the foregoing, the Company may pass through only to Customers only those warranties specified in
Section 10 of the attached PMSI Standard Software License Agreement (Appendix B hereto). Repair or replacement of code or other items does not extend the warranty period beyond the initial warranty period which shall begin on the date of installation of the Software at the Customer's facilities.

         (d) Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF THE

                                      13.

OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. PMSI'S LIABILITY FOR ANY DAMAGES UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AMOUNTS ACTUALLY PAID BY THE COMPANY TO PMSI UNDER THIS AGREEMENT. SOME STATES AND JURISDICTIONS OUTSIDE OF THE UNITED STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF IMPLIED WARRANTIES, OR LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY. THE COMPANY ACKNOWLEDGES THAT THE ALLOCATION OF RISKS AND BENEFITS UNDER THIS AGREEMENT ARE BASED ON, AND THE LICENSE FEES UNDER THIS AGREEMENT WOULD BE GREATER IN THE ABSENCE OF, THE LIMITATIONS DESCRIBED ABOVE.

8. INDEMNITY.

         (a) Proprietary Rights. PMSI will defend the Company against a claim that the Software furnished and used within the scope of this Agreement infringes any third party patent, copyright or other intellectual property right ("Claim"), and PMSI will indemnify the Company for any damages finally awarded by a court of competent jurisdiction based upon a Claim, or any amount that is paid to finally settle a Claim, so long as PMSI has approved the settlement in writing, provided that: (i) the Company notifies PMSI in writing within thirty
(30) days of any Claim, (ii) PMSI has sole control of the defense and all related settlement negotiations, and (iii) the Company provides PMSI with the assistance, information and authority necessary to perform the above. Reasonable out-of-pocket expenses incurred by the Company in providing such assistance will be reimbursed by PMSI.

         (i) Notwithstanding the foregoing, PMSI shall have no liability for any claim of patent or copyright infringement based on: (A) a modification by the Company of the Software or the use of a superseded or altered release of the Software if such infringement would have been avoided by the use of current or unaltered releases of the Software that PMSI provides to Distributor, or (B) the combination, operation or use of the Software furnished under this Agreement with products or data not furnished by PMSI if such infringement would have been avoided by the use of the Software without such products or data.

         (ii) In the event the Software is held or is believed by PMSI to infringe, PMSI shall have the option, at its expense, to (A) modify the Software to be non-infringing, (B) obtain for the Company the right to continue using and distributing the Software, or (C) terminate this Agreement with respect to the infringing Software and refund the fees paid for such Software, to the extent each Customer, if any, requests a corresponding refund, but in any event the amount of the refund shall equal [*].

                                      14.

*  CONFIDENTIAL TREATMENT REQUESTED

         (iii) This Section 8(a) states the Company's exclusive remedy and PMSI's entire liability for any infringement.

         (b) Other Indemnity. The Company shall be responsible and shall indemnify and hold PMSI harmless for any and all losses, liability or damages arising out of or incurred in connection with (i) Company's, Subdistributors' or Customers' marketing, distribution, use or Sublicensing of the Software, except for valid warranty claims under Section 7 above and valid third party infringement Claims under Section 8(a) above, and (ii) any unauthorized representation, warranty or agreement, express or implied, made by Company, any Subdistributor or Customer to or with any other Customers or any third party with respect to the Software.

9. PROPRIETARY RIGHTS.

         (a) Ownership of Proprietary Rights. PMSI shall retain all of its rights, title and interest in and to and ownership of all copyrights, trademarks, trade secrets, patents, mask works and all other industrial and intellectual property embodied in the Software including any improvements, updates, enhancements or modifications to the Software. Except as otherwise expressly provided in this Agreement, the Company has no right, title or interest in the Software or any industrial or intellectual property relating to the Software and shall not copy, reproduce, reverse engineer, decompile, disassemble, or otherwise use, in whole or in part, the Software. The Company shall keep each and every item to which PMSI retains title free and clear of all claims, liens, and encumbrances except those of PMSI, and any act of the Company, voluntary or involuntary, purporting to create a claim, lien, or encumbrance on such item shall be void.

         (b) No Modification. Except as required under Section 3(d) hereof, the Company shall distribute the Software only in the form shipped by PMSI, and the Company shall not alter, modify, or change the Software or its package or use in relation to any product or any trademark of the Company or any third parties without the prior written consent of PMSI.

         (c) Trademarks and Trade Names.

         (i) In connection with the distribution or advertising of the Software, the Company may use such trade names or Trademarks of PMSI listed in Appendix E, as may be amended from time to time by PMSI. The Company acknowledges the validity of such Trademarks and trade names and PMSI's ownership thereof. All such marks and names and any additional marks of which PMSI may in the future be the proprietor will bear the designation (TM) or the designation (R) as specified by PMSI. The Company agrees to submit to PMSI any published material not previously reviewed by

                                      15.

PMSI containing references to the Software for PMSI's approval prior to the publication or release of such published material, such approval shall not be unreasonably withheld. The Company shall not challenge PMSI's rights to use the Trademarks or trade names which PMSI may apply to or use in connection with the Software. If the Company in the course of its business in the distribution of the Software acquires any goodwill or reputation in any of the Trademarks or trade names of PMSI applied thereto, then at the expiration or termination of this Agreement all such goodwill or reputation automatically shall vest in PMSI without any separate payment or other consideration of any kind to Distributor, and the Company agrees to take all such actions necessary to effect such vesting.

         (ii) The Company shall, at the request and expense of PMSI, do such acts or things as PMSI may reasonably require for the purpose of obtaining, maintaining, enforcing and preserving any of the Trademarks, trade names or other proprietary rights of PMSI in the Territory; provided, however, that the Company agrees that only PMSI has the right to enjoin any infringement or registration by a third party of the trademarks, trade names or similar rights. In the event that any unlawful copying of the Software, infringement of PMSI's rights in the Software, or infringement or registration by a third party of the trademarks, trade names or other property rights of PMSI in the Territory comes to the attention of the Company, the Company shall immediately inform PMSI in writing, stating the full facts of the infringement or registration known to it, including the identity of the suspected infringer or registrant, the place of the asserted infringement or registration and evidence thereof. The Company agrees to cooperate fully with PMSI at the expense of PMSI if PMSI sues to enjoin such infringements or to oppose or invalidate any such registration. Notwithstanding the foregoing, in the event that PMSI refuses in writing to enjoin such infringements or to oppose or invalidate any such registration following a written request by the Company to do so, the Company may, at its expense, sue to enjoin or otherwise oppose any such infringement of PMSI's proprietary rights.

         (iii) Except as permitted herein, the Company shall not (nor shall it attempt to) adopt, use, or register any acronym, Trademark, trade names or other marketing name of PMSI or any confusingly similar work or symbol as part of the Company's own name or the name of any of its affiliates or the names of the products it markets.

         (d) Nondisclosure and Non-Use.

         (i) Without the prior written consent of the supplying party, no receiving party, its officers, directors, agents or employees shall, in the case of Confidential Information (as defined hereafter) of a business nature, both during the term of

                                      16.

this Agreement and for a period of three (3) years after termination of this Agreement, and in the case of Confidential Information of a technical nature, both during the term of this Agreement and for period of ten (10) years after the termination of this Agreement, in any manner whatsoever disclose or communicate such information to a third party, except as legally required by a governmental or judicial agency, and each party agrees to keep such Confidential Information strictly confidential. For the purpose of this Agreement, the term "Confidential Information" shall mean and include any and all financial and other information relating to PMSI's or the Company's business and their respective relationships with Teijin, the Software, the Documentation, information relating to the Software (including but not limited to technical information such as design specifications, instructions, and know-how) acquired either directly or indirectly by either party hereunder; provided, however, that all such Confidential Information shall be clearly marked as "confidential" and the term "Confidential Information" shall not include any information which:

                  (1) has become or entered the public domain through no fault of the receiving party; or

                  (2) was in the demonstrable possession of the receiving party prior to or at the time of receipt hereunder; or

                  (3) was or has been obtained lawfully from a third party; or

                  (4) has been independently developed by the receiving party without violation of its obligations under this Agreement, and which independent development is properly documented by such party.

         (ii) Each party agrees, during the term of this Agreement, that it shall not use any Confidential Information obtained from the other for any purpose whatsoever except in a manner expressly provided for in this Agreement. The provisions of this Section 9(d) shall survive the termination of this Agreement.

10. COMPLIANCE WITH LAWS.

         (a) Export Law Compliance. The Company understands and recognizes that the Software and other materials made available to it hereunder may be subject to the export administration regulations of the United States Department of Commerce and other United States government regulations related to the export of technical data and equipment and products produced therefrom. The Company represents that it is familiar with and agrees to comply with all such regulations, including any future modifications thereof, in connection with the distribution of the Soft-

                                      17.

ware. The Company agrees that it will not export or re-export outside the Territory, directly or indirectly, any Software or technical data relating to the Software without the prior written consent of PMSI and without complying with all applicable regulations. The Company agrees to obtain the same agreement from each of its Subdistributors and Customers. The Company hereby agrees to indemnify and hold PMSI harmless from any breach of this Section 10(a) by it, any Subdistributor and/or Customer.

         (b) Foreign Corrupt Practices Act. The Company hereby agrees to refrain from making any payments to third parties which could cause PMSI to violate the U.S. Foreign Corrupt Practices Act. The Company hereby agrees to indemnify and hold PMSI harmless from any breach of this Section 10(b).

         (c) Licenses and Permits. The Company shall be responsible for obtaining at its own expense, and shall use its best efforts to obtain, any and all required non-U.S. governmental authorizations, including without limitation any import licenses and foreign exchange permits. The Company shall provide proof of compliance with required non-U.S. governmental authorization to PMSI upon request. PMSI shall not be liable if any authorization is delayed, denied, revoked, restricted or not renewed. The Company shall bear all such risks and costs caused thereby. In addition, if this Agreement is terminated due to a default of the Company, PMSI or its designee shall be exclusively entitled, free-of-charge, to any rights the Company may have acquired as a result of, or in, governmental approvals, authorizations or permits. If this Agreement is terminated due to a default of PMSI, PMSI shall pay the Company a reasonable sum to be mutually agreed upon for the exclusive transfer to PMSI or its designee of any such rights the Company may have acquired as a result of, or in, said governmental approvals, authorizations or permits. The Company agrees to use its best efforts to effect the transfer of interest in the foregoing approvals, authorizations or permits to PMSI or to any third party so identified by PMSI.

11. EFFECTIVE DATE, TERM, TERMINATION AND EFFECT OF TERMINATION.

         (a) Effective Date. This Agreement shall become effective on the later to occur of: (i) the date of execution of this Agreement by the parties, or (ii) the date on which Japanese governmental clearance (whether in the form of an approval, notification or otherwise) is obtained with respect to Japanese foreign exchange and trade control regulations (the "Effective Date")

         (b) Term. This Agreement shall commence on the Effective Date and shall remain in full force and effect until the dissolution of the Company pursuant to the terms of the Joint Venture Agreement or unless the parties otherwise agree.

                                      18.

         (c) Termination by Either Party. Notwithstanding anything in this Agreement to the contrary, either party shall have the right, in addition and without prejudice to any other rights or remedies, to terminate this Agreement immediately upon written notice to the other party if the other party commits any material breach of any of the terms of this Agreement which, in the case of a breach capable of remedy, shall not have been remedied within thirty (30) days of the receipt by the party in default of notice specifying the breach and requiring its remedy.

         (d) Termination by PMSI. PMSI shall have the right, in addition and without prejudice to any other rights or remedies, to terminate this Agreement:

            (i) upon the termination of the Joint Venture Agreement for any reason, unless otherwise mutually agreed between PMSI and Teijin where all the shares of the Company are acquired by either Teijin or PMSI pursuant to Section 12 of the Joint Venture Agreement; or

            (ii) upon written notice at any time for breach of Section 9 hereof (Proprietary Rights).

         (e) No Other Rights Upon Termination. It is expressly understood and agreed that the rights of termination as provided in this Agreement are absolute and that both parties hereto have considered the making of expenditures in preparing for performance as contemplated by this Agreement and possible losses and damages incident and resulting to them that may result in the event of its termination. Therefore, in agreeing to said terms of termination it is with the full knowledge of such possibilities and except as provided herein neither party hereto shall be responsible to the other for compensation, damages or otherwise by reason of such termination of this Agreement at any time. Further, no payments in the nature of severance payments shall be due either party upon termination of this Agreement at any time. Without limiting the generality of the foregoing, the Company understands and acknowledges that any contracts or other arrangements it enters into with any third parties with respect to the Software will be subject and subordinate to the rights of termination set forth in this Agreement. The Company will indemnify and hold PMSI harmless from any and all liability, loss, damages, costs or expenses incurred by PMSI in connection with claims by any such third party made because of the termination of this Agreement.

         (f) Effect of Termination. Termination or expiration of this Agreement shall not affect any other rights of either party which may have accrued up to the date of such termination or expiration and the Company shall not be relieved of any obligation for any sums due to PMSI for the Software or services covered by purchase orders accepted prior to termination or expi-

                                      19.

ration or any confidentiality obligations of the Company under Section 9(d) of this Agreement. Upon termination:

            (i) the due date of all outstanding invoices to the Company for the Software shall automatically be accelerated to become due and payable by immediate wire transfer on the effective date of termination, even if longer terms have been previously agreed to;

            (ii) all orders or portions thereof remaining unshipped as of the effective date of termination shall automatically be cancelled; and

            (iii) all executed End User License Agreements and Software Maintenance Agreements between Customers and the Company then in effect, and all rights and obligations thereunder, shall immediately be assigned by the Company to PMSI or its designee.

         (g) The Company's Duties Upon Termination. Upon the termination or expiration of this Agreement, the Company agrees to do the following:

            (i) refrain thereafter from representing itself as a distributor of PMSI or using any trademarks or trade names of PMSI;

            (ii) immediately return to PMSI or immediately destroy (A) all Confidential Information of PMSI including but not limited to advertising matter and (B) all other printed material in its possession or under its control containing or bearing any trademark or trade names of PMSI;

            (iii) take all appropriate steps to remove and cancel its listing in telephone books, directories, public records or elsewhere, which state or indicate that the Company is a distributor of PMSI;

            (iv) make available to PMSI for a period of one (1) year for inspection and copying all books and records of the Company that pertain to the Company's performance of and compliance with its obligations, warranties and representations under this Agreement; and

            (v) immediately cease using the applicable Software, and certify in writing to PMSI within thirty (30) days after such termination that the Company has either destroyed, permanently erased or returned to PMSI the Software, all related Documentation and all copies. This requirement applies to copies in all forms, partial and complete, in all types of media and computer memory and storage, and whether or not modified or merged into other programs or materials.

                                      20.

12. GENERAL TERMS.

         (a) Assignment. Except in connection with the sale of all or substantially all of PMSI's assets, or its business (by merger or otherwise), or any similar transfer by PMSI, any attempted assignment of the rights or delegation of the obligations under this Agreement shall be void without the prior written consent of the non-assigning or non-delegating party.

         (b) Benefits and Binding Nature of Agreement. In the case of any permitted assignment or transfer of or under this Agreement, this Agreement or the relevant provisions shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

         (c) Entire Agreement. This Agreement, together with the Appendices attached hereto and incorporated herein by reference, embodies the final, complete and exclusive understanding between the parties, and replaces and supersedes all previous agreements, understandings or arrangements between the parties with respect to its subject matter. No modification or waiver of any terms or conditions hereof, nor any representations or warranties shall be of any force or effect unless such modification or waiver is in writing and signed by an authorized officer of each party hereto. It is expressly agreed that any of the terms and conditions of the Company's purchase order or the like shall be superseded by the terms and conditions of this Agreement.

         (d) Force Majeure. Neither party shall be liable to the other for its failure to perform any of its obligations under this Agreement, except for payment obligations, during any period in which such performance is delayed because rendered impracticable or impossible due to circumstances beyond its reasonable control, including but not limited to fire, flood, earthquake, explosion, acts of God, labor trouble or shortage, inability to obtain or shortage of materials, equipment or transportation, insurrections, riots, war, acts or requirements of the governments in any state, provided that the party experiencing the delay promptly notifies the other of the delay. Any installation, warranty, technical support, consulting services and other services to be performed at the Company's facility may not be performed if PMSI reasonably believes conditions at such facility represent a safety or health hazard to any PMSI employee.

         (e) Notice. All notices concerning this Agreement shall be written in the English language and shall be deemed to have been received (i) ten (10) days after being properly airmailed, postage prepaid, (ii) three (3) business days after being properly sent by commercial overnight courier, or (iii) two (2) business days after being transmitted by confirmed telecopy, in each case addressed to the relevant party at its address first

                                      21.

set forth in this Agreement to the attention of Michael J. Savage, President, in the case of PMSI, and to the attention of ______________________________________
in the case of the Company.

         (f) Governing Law and Official Language. This Agreement is made in accordance with and shall be governed and construed under the laws of the State of Massachusetts, U.S.A., as applied to agreements executed and performed entirely in Massachusetts by Massachusetts residents and in no event shall this Agreement be governed by the United Nations Convention on Contracts for the International Sale of Goods; provided, however, that the provisions of this Agreement relating to dispute resolution, as set forth in Section 12(g) below, shall be governed exclusively by the United States Arbitration Act (9 U.S.C. Section et. seq.) notwithstanding any different or contrary provision of state law. The official text of this Agreement and any Appendix or any notice given or accounts or statements required by this Agreement shall be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference shall be made only to this Agreement as written in English and not to any other translation into any other language.

         (g) Dispute Resolution. If a dispute arises between the parties arising out of or in relation to this Agreement, the parties shall use all reasonable efforts to resolve the dispute through good faith discussions. The senior management of each of PMSI and the Company commits itself to respond promptly to any such dispute. In the event that PMSI and the Company are unable, after exerting all reasonable efforts, to resolve the said dispute, the said dispute shall be finally settled through binding arbitration on the following basis:

         (i) The arbitration shall be conducted by a panel of three (3) arbitrators under the International Arbitration Rules of the American Arbitration Association then in force, by which each of PMSI and the Company agrees to be bound. Within thirty (30) days after notice of arbitration has been given, each of PMSI and the Company shall appoint one (1) arbitrator. The arbitrators appointed by the parties shall then appoint a third arbitrator, who shall serve as the presiding arbitrator.

         (ii) If demand for arbitration is made by the Company, the place of arbitration shall be Boston, Massachusetts, U.S.A, and if demand for arbitration is made by PMSI, the place of arbitration shall be Tokyo, Japan.

         (iii) The language to be used in the arbitration shall be English.

                                      22.

            (iv) Any arbitrator may be of any nationality, and need not be a lawyer or hold any other professional status or membership.

            (v) The arbitral award shall be rendered in writing, shall state the reasons for the award, and shall be final and binding upon the parties. In no event shall the arbitral award include a sum for punitive damages.

            (vi) Judgment upon any award may be entered by any court of competent jurisdiction, or application may be made to such a court for judicial acceptance of the award and any appropriate order including enforcement.

            (vii) Each of PMSI and the Company shall bear its own expenses and attorneys' fees in connection with the arbitration.

         (h) Waiver. Any waiver (express or implied) by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

         (i) Severability. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

         (j) Rights and Remedies Cumulative. Except as expressly provided herein, the rights and remedies provided in this Agreement shall be cumulative and not exclusive of any other rights and remedies provided by law or otherwise.

         (k) No Agency - Independent Contractors. The Company shall act as an independent contractor under the terms of this Agreement. The Company is not, and shall not be deemed to be, an employee, agent, partner or legal representative of PMSI for any purpose. The Company shall not be entitled to enter into any contracts in the name of, or on behalf of PMSI, nor shall the Company be entitled to pledge the credit of PMSI in any way or hold itself out as having authority to do so.

         (l) Captions and Section References. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section or in any way affect such section.

                                      23.

         (m) Counterparts. This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.

         (n) No Limitation on Supplier PMSI. Nothing in this Agreement shall be construed so as to preclude PMSI from selling or otherwise marketing any of the Software to (i) any Customer outside the Territory, (ii) any value added reseller or original equipment manufacturers outside the Territory, or (iii) any other distributors outside the Territory.

         (o) Parties Advised by Counsel -- No Interpretation Against Drafter. This Agreement has been negotiated between unrelated parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each party has been represented by legal counsel. Accordingly, any rule of law, including Section 1654 of the California Civil Code, as well as any other statute, law, ordinance, or common law principles or other authority of any jurisdiction of similar effect, or legal decision that would require interpretation of any ambiguities in this Agreement against the party who has drafted it is not applicable and is hereby waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purpose of the parties, and this Agreement shall not be interpreted or construed against any party to this Agreement because that party or any attorney or representative for that party drafted this Agreement or participated in the drafting of this Agreement.

         (p) Authority to Enter Into and Execute Agreement. Both parties represent and warrant to each other that they have the right and lawful authority to enter into this Agreement for the purposes herein and that there are no other outstanding agreements or obligations inconsistent with the terms and provisions hereof.

                                      24.

                                   Appendix A

                                    SOFTWARE

                                   (attached)

                                      26.

                                  APPENDIX B

              POLYGEN (PMSI) STANDARD SOFTWARE LICENSE AGREEMENT

                                  (attached)

                                      27.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be signed and delivered by their duly authorized representatives as of the date first set forth above.

                                       POLYGEN CORPORATION

                                       By: /s/ MICHAEL J. SAVAGE
                                           President

                                       TEIJIN MOLECULAR SIMULATIONS INCORPORATED

                                       By:    /s/ Takehisa Tokunaga
                                             -----------------------
                                       Name:  Takehisa Tokunaga
                                       Title:

                                      25.

                             Appendix A: Software

                         POLYGEN/MOLECULAR SIMULATIONS

                    MOLECULAR MODELING PRODUCTS PRICE LIST

                                PRICING SUMMARY

                       JAPAN END-USER BUNDLED PRICE LIST

                          EFFECTIVE JANUARY 01, 1992

              --------------------------------------------------
              PRICES ARE VALID ONLY WHEN PURCHASED WITH HARDWARE
              --------------------------------------------------

           Prices include software documentation, but do not include hardware, installation, training, or continuing license fees.

SYSTEM SOFTWARE                                                                                                 DESKTOP
-----------------------------------------------------------------------------------------------------------------------
PART NUMBER     DESCRIPTION                     REVISION        AVAILABILITY    COMMERCIAL      ACADEMIC        ANN. SU
-----------------------------------------------------------------------------------------------------------------------
XGBEXX          BIOGRAF (Indigo)                  2.2               Now       Yen 5,250,000    Yen 2,265,000       4320
XGNMEXX         NMRgraf (Indigo)                  2.2               Now       Yen 3,500,000    Yen 1,750,000       2880
POLEXX          Polaris (Indigo)                  3.0               Now       Yen 2,625,000    Yen 1,312,500       2160
XGPGEXX         POLYGRAF (Indigo)                 2.2               Now       Yen 7,000,000    Yen 3,500,000       5760
QNTXX           QUANTA (Indigo)                   3.2               Now       Yen 3,750,000    Yen 1,875,000       3600
QINORGXX        Inorganic Solids Modeling         3.2               Now       Yen 3,750,000    Yen 1,875,000       2550
QPOLYXX         Polymer Dynamics                  3.2               Now       Yen 3,750,000    Yen 1,875,000       2550
QPROTXX         Protein Modeling                  3.2               Now       Yen 3,750,000    Yen 1,875,000       2550
QSTARXX         X-Ray Structure Analysis          3.2               Now       Yen 3,750,000    Yen 1,875,000       2550

        NOTE: If QUANTA is purchased, at least one copy of networked CHARMm must be available for use.

SYSTEM SOFTWARE                                                                                                PERSONAL
-----------------------------------------------------------------------------------------------------------------------
PART NUMBER     DESCRIPTION                     REVISION        AVAILABILITY    COMMERCIAL      ACADEMIC        ANN. SU
-----------------------------------------------------------------------------------------------------------------------
XGBEXX          BIOGRAF (SGI/IBM)                 2.2               Now       Yen  7,000,000   Yen 3,500,000       5760
XGNMEXX         NMRgraf (SGI/IBM)                 2.2               Now       Yen  5,250,000   Yen 2,625,000       4320
POLEXX          Polaris (SGI)                     3.0               Now       Yen  4,375,000   Yen 2,187,500       3600
XGPGEXX         POLYGRAF (SGI/IBM)                2.2               Now       Yen 10,500,000   Yen 5,250,000       8640
QNTXX           QUANTA (SGI/IBM)                  3.2               Now       Yen  6,240,000   Yen 3,120,000       6000
QINORGXX        Inorganic Solids Modeling         3.2               Now       Yen  4,992,000   Yen 2,496,000       3400
QPOLYXX         Polymer Dynamics                  3.2               Now       Yen  4,992,000   Yen 2,496,000       3400
QPROTXX         Protein Modeling                  3.2               Now       Yen  4,992,000   Yen 2,496,000       3400
QSTARXX         X-Ray Structure Analysis          3.2               Now       Yen  4,992,000   Yen 2,496,000       3400

        NOTE: If QUANTA is purchased, at least one copy of networked CHARMm must be available for use.

                     --------------------------------------
                          PRICE PER SERVICE UNIT (SU)
                     --------------------------------------
                                     Level 1     Level 2
                     Commercial      Yen 220     Yen 265
                     Academic        Yen  35     Yen 105
                    --------------------------------------

Proprietary and Confidential Polygen/Molecular Simulations Japan Price List
                                                               January 30, 1992

          System Software                                  Professional/Power
________________________________________________________________________________

PART NUMBER     DESCRIPTION                  REVISION   AVAILABILITY    COMMERCIAL      ACADEMIC        ANN. SU
_______________________________________________________________________________________________________________
XGBHXX          BIOGRAF (SGI/IBM)              2.2         Now          Yen10,500,000   Yen5,250,000      8640
XGNMHXX         NMRgraf (SGI/IBM)              2.2         Now          Yen 8,750,000   Yen4,375,000      7200
POLHXX          Polaris (Stardent/SGI)         3.0         Now          Yen 6,125,000   Yen3,062,500      5040
XGPGHXX         POLYGRAF (SGI/IBM)             2.2         Now          Yen15,750,000   Yen7,875,000      2960
QNTXX           QUANTA (SGI/IBM)               3.2         Now          Yen 6,240,000   Yen3,120,000      6000
QINORGXX        Inorganic Solids Modeling      3.2         Now          Yen 4,992,000   Yen2,496,000      3400
QPOLYXX         Polymer Dynamics               3.2         Now          Yen 4,992,000   Yen2,496,000      3400
QPROTXX         Protein Modeling               3.2         Now          Yen 4,992,000   Yen2,496,000      3400
QSTARXX         X-Ray Structure Analysis       3.2         Now          Yen 4,992,000   Yen2,496,000      3400

        Note: If QUANTA is purchased, at least one copy of networked CHARMm must be available for use.



        QUANTA Options                                                                                 SGI/IBM
_______________________________________________________________________________________________________________
PART NUMBER     DESCRIPTION                  REVISION   AVAILABILITY    COMMERCIAL      ACADEMIC        ANN. SU
_______________________________________________________________________________________________________________
QBDSXX          Brownian Dynamics Sim          3.2         Now          Yen 2,500,000   Yen1,250,000      1705

        Note: Purchase of Brownian Dynamics requires purchase of UHBD.

QCRYSTXX        Crystal Modeling               3.2         Now          Yen 2,125,000   Yen1,062,500      1450
QHELIXXX        Helix Modeling                 3.2         Now          Yen 2,125,000   Yen1,062,500      1450
QMM2XX          MM2 Interface                  3.2         Now          Yen 1,250,000   Yen  625,000       850
QPBEXX          Poisson-Boltzmann Electro      3.2         Now          Yen 2,125,000   Yen1,062,500      1450

        Note: Purchase of Poisson-Boltmann Electrostatics requires purchase of UHBD.

QOPINTXX        QUANTA Open Interface          3.2         Now          Yen 5,000,000   Yen2,500,000      3410
QQMIXX          Quantum Mechanics Interface    3.2         Now          Yen 2,500,000   Yen1,250,000      1705
QNMRSXX         NMR Structure                  3.2      Dec, 1991       Yen 4,992,000   Yen2,496,000      2400



        QUANTA NMR Software                                                                            SGI/IBM
_______________________________________________________________________________________________________________
PART NUMBER     DESCRIPTION                  REVISION   AVAILABILITY    COMMERCIAL      ACADEMIC        ANN. SU
_______________________________________________________________________________________________________________
QMADXX          MADNMR                          x          Now          Yen 3,750,000   Yen1,825,000      2555
QMADPXX         MADNMR+                         x          Now          Yen 6,250,000   Yen3,125,000      4260
QDISNOEXX       DISCON/NOESYSIM                 x          Now          Yen 2,500,000   Yen1,250,000      1705


                        __________________________________

                            PRICE PER SERVICE UNIT(SU)
                        __________________________________
                                        Level 1   Level 2

                         Commercial     Yen 220   Yen 265
                         Academic       Yen  35   Yen 105

                        __________________________________


                 Polygen/Molecular Simulations Japan Price List
January 30, 1992                                    Proprietary and Confidential

         CERIUS SOFTWARE                                                SGI/IBM
-------------------------------------------------------------------------------

Part Number          Description                      Revision   Availability   Commercial     Academic       Ann.SU
---------------      ------------------------------   --------   ------------   ------------   ------------   ------
BUILDER MODULES
CSVSXX               Visualizer (required for all)       2.3         Now        Yen  437,500   Yen  218,750     400
CSCRXX               Crystals                            2.3         Now        Yen1,312,500   Yen  656,250    1200
CSCLRXX              Surfaces                            2.3      Mar., 1992    Yen  437,500   Yen  218,750     400
CSINTXX              Interfaces                          3.0      Mar., 1992    Yen  437,500   Yen  218,750     400
CSPLXX               Polymers                            2.3         Now        Yen  437,500   Yen  218,750     400

CALCULATION MODULES
CSOF1XX              Open Force Field MM/MD(1)           3.0      Mar., 1992    Yen6,562,500   Yen3,281,500    6000
CSOF2XX              Open Force Field MM/MD(2)           3.0      Mar., 1992         TBD            TBD        TBD
CSSRPXX              Sorption                            2.3         Now        Yen2,187,500   Yen1,093,750    2000
CSPCKXX              Crystal Packer                      2.3         Now        Yen1,312,500   Yen  656,250    1200
CSMPXX               MopacU1                             2.3         Now        Yen  875,000   Yen  437,500     800
CSSMXX               Statmech                            2.3         Now        Yen2,625,000   Yen1,312,500    2400
CSDLSXX              DLS-UI                              2.3         Now        Yen1,093,750   Yen  546,875    1000
CSDF1XX              Diffraction I                       2.3         Now        Yen2,625,000   Yen1,312,500    2400
CSDF2XX              Diffraction II                      2.3         Now        Yen1,750,000   Yen  875,000    1600
CSDF3XX              Diffraction III                     2.3         Now        Yen1,093,750   Yen  546,875    1000
CSDF4XX              Diffraction IV                      2.3         Now        Yen2,625,000   Yen1,312,500    2400
CSRTVXX              Rietveld                            3.0      Mar., 1992    Yen1,750,000   Yen  875,000    1600
CSHRXX               HRTEM                               2.3         Now        Yen2,625,000   Yen1,312,500    2400

        NOTE: PRICES INCLUDE FIRST YEAR MAINTENANCE
        NOTE: DLS-UI, Sorption, Diffraction I, Diffraction III, HRTEM, Surfaces, Interfaces, Crystal Packer, and Rietveld require CERIUS Crystals.
        NOTE: StatMech requires CERIUS Polymers.
        NOTE: When quoting Open Force Field MM/MD, all Builder Modules should be included in the quote.
        NOTE: Open Force Field MM/MD) (1) is for Desktop and Personal/Entry machines only. Open Force Field MM/MD (2) is for Professional and Power machine only.


        AVS CHEMISTRYVIEWER
-------------------------------------------------------------------------------

Part Number          Description                      Revision   Availability   Commercial     Academic       Ann.SU
---------------      ------------------------------   --------   ------------   ------------   ------------   ------
                     Chemistry Viewer alone                                     Yen1,312,500   Yen  656,250     720
                     Chemistry Viewer with AVS                                  Yen1,750,000   Yen  875,000    1440

        NOTE: First year maintenance is required with AVS and Chemistry Viewer

                         ------------------------------
                          Price per Service Unit (SU)
                         ------------------------------
                                      Level 1   Level 2
                         Commercial   Yen220    Yen265
                         Academic     Yen 35    Yen105
                         ------------------------------

Proprietary    Polygen/Molecular Simulations Japan Price List   January 30, 1992
and
Confidential


                        CHARMm                                                                          ALL PLATFORMS
----------------------------------------------------------------------------------------------------------------------
PART NUMBER    DESCRIPTION                    REVISION  AVAILABILITY    COMMERCIAL            ACADEMIC         ANN. SU
----------------------------------------------------------------------------------------------------------------------
CDESKXX        Desktop CHARMm                   21.3        Now        Yen 3,750,000*       Yen 1,875,000*        2550
CPERSXX        Personal CHARMm                  21.3        Now        Yen 5,990.000*       Yen 2,995.000*        4085
CPROFXX        Professional CHARMm              21.3        Now        Yen10,500.000*       Yen 5,250.000*        7160
CPARLXX        Power CHARMm                     21.3        Now        Yen18,000.000*       Yen 9,000.000*       12270

        NOTE: At least one copy of networked CHARMm must be available for use.
              Above prices (*) effective only at time of purchase with QUANTA and include standard discounts. For individual CHARMm pricing, see pricing below.

        NOTE: Desktop CHARMm is only available for the SGI Indigo.

CPERSXX        Personal Stand-alone CHARMm      21.3        Now        Yen11,980,000        Yen 5,990,000         8165
CPROFXX        Professional Stand-alone CHARMm  21.3        Now        Yen15,000.000        Yen 7,500.000        10225
CPARLXX        Power Batch stand-alone CHARMm   21.3        Now        Yen22,500.000        Yen11,250.000        15340
CSUPRXX        Super stand-alone CHARMm         21.3        Now        Yen55,000.000        Yen27,500.000        37500
CSUPRLXX       Ltd. License Super CHARMm        21.3        Now        Yen33,000.000        Yen16,500.000        22500
CSRCXX         CHARMm Source Code               21.3        Now        Yen12,500.000        Yen 6,250.000         8520

        NOTE: CHARMm source code may only be purchased in addition to a standard CHARMm object license.

                        X-PLOR                                                                          ALL PLATFORMS
----------------------------------------------------------------------------------------------------------------------
PART NUMBER    DESCRIPTION                    REVISION  AVAILABILITY    COMMERCIAL            ACADEMIC         ANN. SU
----------------------------------------------------------------------------------------------------------------------
XPERSXX        Personal X-PLOR                  2.11        Now        Yen 7,488,000        Yen 3,744,000         5105
XPROFXX        Professional X-PLOR              2.11        Now        Yen11,000.000        Yen 5,500.000         7500
XPARLXX        Power X-PLOR                     2.11        Now        Yen16,000.000        Yen 8,000.000        10900
XSUPRXX        Super X-PLOR                     2.11        Now        Yen33,500,000        Yen16,750,000        22840
XSUPRLXX       Ltd. License Super X-PLOR        2.11        Now        Yen19,500.000        Yen 9,750.000        13295
XSRCXX         X-PLOR Source Code               2.11        Now        Yen12,500.000        Yen 6,250.000         8250

        NOTE: X-PLOR source code may only be purchased in addition to a standard X-PLOR object license.

                        UHBD                                                                             ALL PLATFORMS
----------------------------------------------------------------------------------------------------------------------
PART NUMBER    DESCRIPTION                    REVISION  AVAILABILITY    COMMERCIAL            ACADEMIC         ANN. SU
----------------------------------------------------------------------------------------------------------------------
UPERSXX        Personal UHBD                    2.2         Now        Yen10,000,000        Yen 5,000,000         6820
UPROFXX        Professional UHBD                2.2         Now        Yen11,250.000        Yen 5,625.000         7670
UPARLXX        Power UHBD                       2.2         Now        Yen12,500.000        Yen 6,250.000         8250

                     GRAF Batch                                                                         ALL PLATFORMS
----------------------------------------------------------------------------------------------------------------------
PART NUMBER    DESCRIPTION                    REVISION  AVAILABILITY    COMMERCIAL            ACADEMIC         ANN. SU
----------------------------------------------------------------------------------------------------------------------
GRAFBXX        Alliant version                              Now        Yen10,500,000        Yen 5,250,000         8640
GRAFBXX        DEC version                                  Now        Yen 8,750.000        Yen 4,375.000         7200
GRAFBXX        Convex version                               Now        Yen14,000.000        Yen 7,000.000        11520
GRAFBXX        Cray version                                 Now        Yen17,500.000        Yen 8,750.000        14400

                                  Polygen/Molecular Simulations Japan Price List
January 30, 1992
Proprietary and Confidential

                         POLYGEN/MOLECULAR SIMULATIONS
                    MOLECULAR MODELING PRODUCTS PRICE LIST

                        HARDWARE CONFIGURATION SUMMARY

                          EFFECTIVE OCTOBER 01, 1991


----------------------------------------------------------
                      SILICON GRAPHICS                                                                               IRIS 4D SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MACHINE                 CATEGORY                        MFLOPS  MIPS    MEMORY  DISK(1)           TAPE            O/S      OTHER
-----------------------------------------------------------------------------------------------------------------------------------
Indigo                  Desktop                           xx     xx       16    432/54        1/4" cartridge     4.0.0    Note 2
4D/25 G/TG              Personal/Entry                    xx     xx       16    380/54        1/4" cartridge     3.3.3    Note 2
4D/35 G/TG              Personal/Entry                    xx     xx       16    380/54        1/4" cartridge     3.3.3    Note 2
4D/310 GTX/VGX          Professional/High-End             xx     xx       16    780/54        1/4" cartridge     3.3.3    Note 2
4D/320 GTX/VGX          Power/High-End                    xx     xx       16    780/54        1/4" cartridge     3.3.3    Note 2
4D/340 GTX/VGX          Power/High-End                    xx     xx       16    780/54        1/4" cartridge     3.3.3    Note 2
4D/380 GTX/VGX          Power/High-End                    xx     xx       16    780/54        1/4" cartridge     3.3.3    Note 2
4D/420 GTX/VGX          Power/High-End                    xx     xx       16    780/54        1/4" cartridge     3.3.3    Note 2
4D/440 GTX/VGX          Power/High-End                    xx     xx       16    780/54        1/4" cartridge     3.3.3    Note 2
4D/480 GTX/VGX          Power/High-End                    xx     xx       16    780/54        1/4" cartridge     3.3.3    Note 2

----------------------------------------------------------
                         IBM                                                                                RISC SYSTEM/6000 SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MACHINE                 CATEGORY                        MFLOPS  MIPS    MEMORY  DISK(1)           TAPE            O/S      OTHER
-----------------------------------------------------------------------------------------------------------------------------------

Series 320              Personal/Entry                    xx     xx       16    320/54        1/4" cartridge     3.1.5    Notes 2.3
Series 520              Professional/Entry                xx     xx       16    320/54        1/4" cartridge     3.1.5    Notes 2.3
Series 530              Personal/Entry                    xx     xx       16    320/54        1/4" cartridge     3.1.5    Notes 2.3
Series 540              Power/High-End                    xx     xx       16    320/54        1/4" cartridge     3.1.5    Notes 2.3
Series 550              Power/High-End                    xx     xx       16    320/54        1/4" cartridge     3.1.5    Notes 2.3

----------------------------------------------------------
                   EVANS & SUTHERLAND                                                                                    ESV SERIES
-----------------------------------------------------------------------------------------------------------------------------------
MACHINE                 CATEGORY                        MFLOPS  MIPS    MEMORY  DISK(1)           TAPE            O/S      OTHER
-----------------------------------------------------------------------------------------------------------------------------------
ESV-5                   Entry                             4.0             xx    xx/xx              xx              xx
All others              High-End                          4.0             xx    xx/xx              xx              xx

Proprietary and Confidential      Polygen/Molecular Simulations Japan Price List
                                                                January 30, 1992

--------------------------------------------------------------------------------
BATCH PROCESSORS
--------------------------------------------------------------------------------

Machine                 Category        MFLOPS  MIPS    Memory  Disk(1)     Tape                O/S     Other
-------------------------------------------------------------------------------------------------------------
Alliant FX40,80         Power/Batch     xx      xx      xx      xx        mm cartridge         2.1.02
Alliant FX2800          Power/Batch     xx      xx      xx      xx        mm cartridge         2.1.02
Convex C-1              Power/Batch     xx      xx      xx      xx       Reel-to-reel             xx    Note 4
Convex C-2              Power/Batch     xx      xx      xx      xx       Reel-to-reel             xx
Cray X,Y-MP             Super/Batch     xx      xx      xx      xx       Reel-to-reel            6.0
Cray 2                  Super/Batch     xx      xx      xx      xx       Reel-to-reel            6.0
DEC                     Batch           xx      xx      xx      xx       Reel-to-reel             xx    Note 4
IBM 3090 MVS            Super           xx      xx      xx      xx       Reel-to-reel             xx    Note 5
IBM 3090 VM.            Super           xx      xx      xx      xx       Reel-to-reel             xx    Note 5
IBM 3090 AIX            Super           xx      xx      xx      xx       Reel-to-reel             xx    Note 5

-------------------------------------------------------------------------------
HARDWARE NOTES
-------------------------------------------------------------------------------


1. Under the Disk column, the first number is the minimum total disk space required while the second number is the minimum swap space required.

2.      FORTRAN is required for the QUANTA Open Interface.

3. The following IBM RS/6000 hardware configuration is required for QUANTA/CHARMm software: 24-bit 3D graphics, 24-bit Z-buffer, Ethernet LAN adaptor, and the FORTRAN 2.01 run-time libraries (xlfrte 02.01).

4.      CHARMm, X-PLOR, and UHBD are not supported on the Convex C-1.

5.      GRAF Batch is not supported on the IBM 3090.

------------------------------------------------------------------------------
PART NUMBERS
-------------------------------------------------------------------------------


Replace XX in all software part numbers with the following machine codes:
--------------------------------------------------------------------------------------------------------------
4D      All SGI 4D series except Indigo         DT      SGI Indigo                      ST      Stardent Titan

ES      E&S ESV                                 RS      All IBM RS/6000 series

FX      Alliant                                 C1      Convex C-1                      C2      Convex C-2

CX      Cray X-MP                               CY      Cray Y-MP                       CR      Cray 2

MV      IBM 3090 MVS                            VM      IBM 3090 VM/CMS                 AX      IBM 3090 AIX

VS      DEC VMS

January 30, 1992        Polygen/Molecular Simulations Japan Price List
                                                    Proprietary and Confidential

CONTINUING LICENSE/MAINTENANCE


Part Number     Description                     Academic Price/S.U.     Commercial Price/S.U.
---------------------------------------------------------------------------------------------
SL1SS           Level 1 (Standard Support)            Yen35                     Yen220
                    Provides the following services:
                    Continuing license fee
                    Upgrade of existing software
                    Hotline support of products: Calls returned within 4 hours of receipt

SL2SS           Level 2 (Scientific Support)          Yen105                    Yen265
                    Provides the following services:
                    Continuing license fee
                    Upgrade of existing software
                    Hotline support of products: Calls returned within 1 hour of receipt
                    Monthly status calls from senior scientific staff members
                    Monthly report of software problems
                    Scientific support for modeling problems

SCIENTIFIC PROGRAMS


Part Number     Description                     Cost/Time Period
----------------------------------------------------------------
SSCON           Scientific Consulting           Yen175,000 per day

SPMDL           Molecular Design Lab            Yen700,000 per week
                Seat in Introductory Molecular Modeling Course
                Use of software on a dedicated machine
                Access to Polygen and Harvard scientists

           NOTE: A minimum of two weeks is required.


TRAINING PROGRAMS


Part Number     Description                             Cost/Time Period
------------------------------------------------------------------------
                Introductory Molecular Modeling         Yen175,000/3 days

                Advanced CHARMm                         Yen262,500/2 days

                Advanced Protein Modeling               Yen262,500/2 days

                Advanced Polymer Modeling               Yen262,500/2 days

                               Polygen/Molecular Simulations Japan Price List
Proprietary and Confidential                                                     January 30, 1992

                         POLYGEN/MOLECULAR SIMULATIONS
                      MOLECULAR MODELING SOFTWARE PRODUCTS
                            POLICIES AND PROCEDURES

                           EFFECTIVE JANUARY 01, 1992

TITLE

All right, title and interest in and to the software licensed and any related documentation and any copies thereof which may be made by licensee are and shall remain the exclusive property of licensor or licensor's licensor, as to software sublicensed by licensor to licensee; licensor and its licensors are collected referred to as the software owners. Any third party software designated in the applicable price list as subject to a separate license agreement is subject to the terms of the agreement accompanying such software. Each software owner shall have the right to enforce this agreement against licensee as to such software owner's software.

SOFTWARE LICENSE FEES

Use of the software by licensee shall be subject to the licensee signing the Polygen/Molecular Simulations Standard Software License Agreement.

UNBUNDLED FEE

In the instance where software is not purchased with hardware, the software list price shall be increased by an additional amount equal to twenty percent (20%) of such software list price (the unbundled fee).

PAYMENT TERMS

Unless otherwise arranged, Polygen/Molecular Simulations will invoice purchaser at the time of shipment of each installment on payment terms of each on delivery, except where open account credit is established and maintained to Polygen/Molecular Simulations' satisfaction, in which case payment terms shall be net 30 days from date of shipment. Purchaser shall make all payments as provided without regard to whether purchaser has made or may make any inspection or use of any goods delivered. Any invoiced amount which is not paid when due shall bear interest at the rate of 2% per month or the highest rate then permitted by law, whichever is less.

WARRANTY

The software as delivered and installed on the designated system will conform substantially to licensor's then current published program specifications. Licensee acknowledges, however, that the software is of such complexity that it may have inherent or latent defects and agrees that as licensee's sole remedy licensor will exercise its best efforts to correct documented program errors which licensors's analysis indicates are caused by a defect in the unaltered version of the delivered software as installed on an unaltered designated system. Licensor does not guarantee the results of any such services or represent or warrant that any such error will be corrected. The foregoing warranty extends only to licensee and is not applicable to any transferee of the software license.

LICENSE TRANSFER POLICY

All computers and software are expected to be written off over four years. Customers will be able to transfer their current software license to a faster computer (at the same site) and receive a credit equal to 25% of the lower of the price actually paid or the current price for the license for each year left in the four years since shipment to the customer by Polygen/Molecular Simulations. To receive this credit, the customer must be current on maintenance.

TERMS AND CONDITIONS

Software orders must be accompanied by the software quotation with standard quote terms and conditions and a standard software license agreement. Loaners must be accompanied by a standard software loaner agreement. Any software purchase or loaner which does include the above documents or which documents deviate from standard terms must be approved in advance.

QUOTE VALIDITY

Software quotes are valid for 30 days only.

SOFTWARE LOANER PERIOD

Unless otherwise arranged; software to commercial organizations may only be loaned for a period of 15 days: software to academic institutions may only be loaned for a period of 30 days.

                                   APPENDIX B

              POLYGEN (PMSI) STANDARD SOFTWARE LICENSE AGREEMENT

         This Software License Agreement (the "Agreement") is made and entered into as of _________________, 19__ by and between Polygen Corporation having a principal place of business at 200 Fifth Avenue, Waltham, MA 02154 ("LICENSOR") and ______________________________________________ having a principal place of business at _____________________________________________ ("LICENSEE").

1. DEFINITIONS.

         A. "Software" shall mean each computer program, in machine readable form, furnished by LICENSOR to LICENSEE hereunder, including related supporting materials and all updates thereto, if any.

         B. "Designated System" shall mean the computer hardware identified by the serial number(s) and located at the address set forth below.

2. GRANT OF LICENSE.

         Subject to the terms and conditions of this Agreement, LICENSOR hereby grants to LICENSEE a non-exclusive, non-transferable license to use the Software to operate and run solely on a Designated System for the term of this Agreement.

3. REPRODUCTION.

         LICENSEE may make no more than three (3) copies of each Software program for LICENSEE's own use on the Designated System for back-up purposes only. Except as provided in this paragraph 3, LICENSEE shall make no additional copies of, nor allow others to copy any of the Software without LICENSOR's prior written consent. LICENSE shall duplicate the copyright notice and any proprietary rights legend on all Software copies hereunder.

4. TITLE.

         All right, title and interest in and to the Software licensed hereunder and any related documentation, and any copies thereof which may be made by LICENSEE are and shall remain the exclusive property of LICENSOR or LICENSOR's licensor, as to Software sublicensed by LICENSOR to LICENSEE hereunder (LICENSOR and its licensors are collectively referred to as the "Software Owners"). Any third party Software designated in the applicable

                                       1.

price list as subject to a separate license agreement is subject to the terms of the agreement accompanying such Software. Each Software Owner shall have the right to enforce this Agreement against Licensee as to such Software Owner's Software.

5. PROTECTION OF LICENSED SOFTWARE.

         The Software is acknowledged by LICENSEE to include confidential and proprietary information and trade secrets of the Software Owners in which LICENSEE has no rights other than as granted by this Agreement. LICENSEE acknowledges that unauthorized copying or disclosure of the Software will cause irreparable injury to the Software Owners and that the Software Owners shall be entitled to, among other things, enjoin such activities. LICENSEE agrees not to provide or otherwise make available any Software in any form without LICENSOR's prior written consent. LICENSEE agrees that the Software is being licensed hereunder for LICENSEE's internal use and that LICENSEE may not make the Software available to third parties in connection with any form of time-sharing service. LICENSEE agrees not to create source code for the Software nor to translate the Software into any other computer or natural language, nor to attempt to do so or provide assistance to others to do so. LICENSEE further agrees to take appropriate action to satisfy its obligations hereunder with respect to use, copying , modification and protection of the Software by suitable instructions to its employees or other persons who are permitted access to the Software, or to any documentation describing or disclosing the same.

         LICENSEE shall have no liability under this paragraph 5 for disclosure of information supplied by LICENSOR if and to the extent that: (a) LICENSEE establishes that the information was already known to LICENSEE, without obligation to keep it confidential, at the time of its receipt from LICENSOR, as disclosure, (b) LICENSEE establishes that the information was received by LICENSEE in good faith from a third party lawfully in possession thereof and having no obligation to keep such information confidential, or (c) LICENSEE establishes that the information was publicly known at the time of its receipt by LICENSEE from LICENSOR or has become publicly known other than by a breach of the Agreement or other action by LICENSEE.

6. SOFTWARE INSTALLATION/ACCEPTANCE.

         Unless otherwise agreed in writing, Software installation shall take place following execution of this Agreement upon Designated System(s) which LICENSEE has notified LICENSOR in writing are operational and available for installation during normal working hours on normal working days, excepting LICENSEE or LICENSOR-observed holidays. LICENSEE shall pay to LICENSOR an installation fee in the amount indicated in the Quotation of

                                      2.

which this Agreement forms a part. LICENSEE shall allow LICENSOR full access to the installation site during Software installation and shall provide reasonable working facilities and scratch media as required in order to effect installation, all without charge. LICENSOR installation personnel shall subject the Software as installed on a Designated System to LICENSOR's then current standard published software acceptance test procedure, and LICENSEE agrees to provide written confirmation of successful completion of such test procedure on demand. LICENSEE's use of the Software for any purpose other than testing or training purposes shall be deemed to constitute acceptance.

7. SOFTWARE LICENSE FEES.

         Use of the Software by LICENSEE shall be subject to the payment of Initial and Quarterly License Fees for each Software product on each Designated System in the amounts specified on the Quotation of which this Agreement forms a part. Initial License Fees shall be due and payable as of the date on which LICENSEE accepts or is deemed to accept the Software ("Acceptance Date"), and Quarterly License fees shall be due and payable commencing on the first day of the month which is the same as or first follows the Acceptance Date, inclusive of a pro rata amount for the period between the Acceptance Date and the first payment date, and on the first day of every third month thereafter. All license fees shall be due and payable in United States Dollars.

         Quarterly License Fee rates shall remain in effect for four (4) consecutive quarters. Subject to the foregoing, LICENSOR shall have the right to increase such rates prospectively on an annual basis in a uniform manner with respect to all LICENSEEs upon three (3) months advance written notice to take effect with the quarter which first commences following the expiration of such notice period.

8. TERM AND TERMINATION.

         A. This Agreement is effective from the date first written above ("Commencement Date") until termination as provided herein. Upon termination, LICENSEE shall cease all use of the Software and shall return to LICENSOR the original(s) and any and all copies of the Software made or furnished hereunder.

         B. This Agreement may be terminated by LICENSEE by written notice to LICENSOR given no later than sixty (60) days prior to any anniversary of the Commencement Date, to take effect as of such anniversary date.

         C. This Agreement may be terminated by LICENSOR sixty (60) days following the giving of written notice to LICENSEE upon the occurrence of the following:

                                      3.

         (a) Upon failure of LICENSEE to perform any of its existing or future obligations hereunder if such breach shall continue for a period of fifteen (15) days after receipt by LICENSEE of written notice from LICENSOR specifying such breach;

         (b) In the event (i) LICENSEE makes a general assignment for the benefit of creditors, or transfers all or substantially all of its assets to a receiver or a trustee in bankruptcy, (ii) a proceeding is commenced against LICENSEE for relief under bankruptcy or similar laws and such proceeding is not dismissed within thirty (30) days, or (iii) LICENSEE is adjudged insolvent or bankrupt; or

         (c) Upon any attempt by LICENSEE to assign this Agreement or any rights or obligations hereunder without LICENSOR's prior written consent.

9. INDEMNITY.

         LICENSOR will defend at its own expense any action against LICENSEE to the extent it is based on a claim of direct infringement of a United States patent, trademark or copyright by the LICENSOR Software licensed hereunder, and pay those damages and costs finally awarded against LICENSEE in such action which are attributable to such claim, provided LICENSEE notifies LICENSOR promptly in writing of any such action and all prior related claims and gives LICENSOR (at LICENSOR's expense) sole control of the defense of same and all negotiations for its settlement or compromise. Should any such Software become, or in LICENSOR's opinion be likely to become, the subject of a claim of infringement, LICENSEE shall permit LICENSOR, at its option and expense, to either: (a) procure for LICENSEE the right to continue using the Software, or
(b) replace or modify the Software to become noninfringing. Notwithstanding the foregoing, LICENSOR shall have no liability for any claim of infringement based upon (a) the operation or use of the Software in combination with any other hardware or software not supplied by LICENSOR, or (b) LICENSEE's modification to the Software if such claim could have been avoided by the absence of such modification.

THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSOR WITH RESPECT TO INFRINGEMENT OF ANY PROPERTY RIGHT OF A THIRD PARTY BY THE SOFTWARE OR ANY PORTION THEREOF ALONE OR IN COMBINATION WITH ANY OTHER PRODUCT.

10. WARRANTY.

         For each item of Software, LICENSOR warrants for thirty (30) days from the date such Program is installed at LICENSEE's facilities (the "Installation Date"), that such Software, unless modified by LICENSEE, will perform the functions described in the

                                      4.

documentation provided by LICENSOR to LICENSEE when properly operated on the Designated System and LICENSOR will undertake to correct any reported, reproducible and repeatable error condition in accordance with LICENSOR's then-prevailing Software Support Policies. LICENSOR does not warrant that the operation of the Software will be uninterrupted or error-free, that all Program errors will be corrected, that the Software will satisfy LICENSEE's requirements, or that the Software will operate in the combinations which LICENSEE may select for use. For any breach of the above warranties, LICENSEE's exclusive remedy, and LICENSOR's entire liability, shall be the exercise of best efforts by LICENSOR to correct (including suitable workarounds) the Software errors.

11. LIMITATION OF LIABILITY.

         EXCEPT FOR THE EXPRESS WARRANTY IN PARAGRAPH 10 ABOVE, LICENSOR GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE SOFTWARE, EXCLUDING HEREBY ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THE STATED EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LICENSOR FOR DAMAGES, ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SOFTWARE.

         LICENSEE agrees that LICENSOR's liability hereunder for damages, including but not limited to liability for infringement, shall not exceed the charges paid by LICENSEE for the particular Software involved. LICENSEE further agrees that LICENSOR will not be liable for any lost profit, or for any claim or demand against LICENSEE by any other party, except a claim for patent, trademark or copyright infringement as provided herein.

         IN NO EVENT WILL LICENSOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12. ASSIGNMENT.

         This Agreement, including all rights and obligations hereunder, is not assignable without the prior written consent of LICENSOR. Notwithstanding the foregoing, upon any sale of the Designated System by LICENSEE to a third party, LICENSEE shall require such party to enter into a License Agreement with LICENSOR on LICENSOR's then current standard terms.

13. TAXES.

         All license fees and amounts payable to LICENSOR under the terms of this Agreement and the Quotation of which it forms a part are not of and shall not be reduced by any tax, including, but not by way of limitation, any use, sales, property, import, duty, export, withholding, gross receipts, or value-added tax or

                                      5.

other tax or charge of similar nature imposed by any governmental authority upon or with respect to LICENSOR or LICENSEE, this license, or the license fees payable hereunder, excepting only a tax on LICENSOR's net business income. LICENSEE agrees to indemnify and hold LICENSOR harmless from any such taxes and to pay the same promptly on presentation of LICENSOR's invoice for the same.

14. GENERAL.

         The provisions of the Agreement shall control over the terms of any present or future agreement except to the extent such agreement expressly provides otherwise.

         This Agreement supersedes all prior agreements and understandings between the parties related to the subject matter herein and is intended by the parties as the complete and exclusive statement of the terms of this Agreement. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law they are, to the extent they are invalid, deemed omitted, and the remainder of this Agreement shall remain in full force and effect. This Agreement is made in the Commonwealth of Massachusetts, and shall be construed, and the legal relations between the parties hereto determined, in accordance with the laws applicable to contracts made by Massachusetts residents in, and to be performed in, Massachusetts. The parties hereto consent to personal jurisdiction before and venue in any court of Boston, Massachusetts with respect to any dispute arising under this Agreement. If either party fails to perform any term of this Agreement and the other party does not enforce that term, failure to enforce on that occasion shall not prevent enforcement on later occasions.

15. MODIFICATION.

         Any deviations from or additions to the terms of this Agreement must be in writing and will not be valid unless confirmed in writing by duly authorized officers of LICENSOR and LICENSEE.

16. NOTICES.

         All notices, requests, and demands given to or made upon LICENSOR or LICENSEE hereunder shall be in writing and delivered or mailed to the address first indicated above, or to such other

                                      6.

address as LICENSOR or LICENSEE shall designate in writing from time to time.

                                                POLYGEN CORPORATION ("LICENSOR")

                                                By:_____________________________

                                                Name: __________________________

                                                       _________________________

                                                LICENSEE

                                                By:_____________________________

                                                Name:___________________________

                                                     ___________________________

                                      7.

SERIAL NUMBERS AND LOCATION OF DESIGNATED SYSTEM(S)

Software________________________________    Software_________________________

System Type___________________0/S_______    System Type_____________0/S______

Serial No. _____________________________    Serial No. ______________________

________________________________________    _________________________________

________________________________________    _________________________________


Software________________________________    Software_________________________

System Type_______________ 0/S__________    System Type_________0/S__________

Serial No. _____________________________    Serial No. ______________________

________________________________________    _________________________________

________________________________________    _________________________________

                                      8.

                                  APPENDIX C

                                  PRICE LIST

                                  (attached)

                                      28.

                            APPENDIX C: PRICE LIST

                         POLYGEN/MOLECULAR SIMULATIONS
                    MOLECULAR MODELING PRODUCTS PRICE LIST

                                PRICING SUMMARY

                       JAPAN END-USER BUNDLED PRICE LIST

                          EFFECTIVE JANUARY 01, 1992

               --------------------------------------------------
               PRICES ARE VALID ONLY WHEN PURCHASED WITH HARDWARE
               --------------------------------------------------

         PRICES INCLUDE SOFTWARE AND DOCUMENTATION, BUT DO NOT INCLUDE HARDWARE, INSTALLATION, TRAINING, OR CONTINUING LICENSE FEES.



-------------------------------------------------------------
                  SYSTEM SOFTWARE                                                                                Desktop
-------------------------------------------------------------===========================================================
Part Number     Description                      Revision  Availability     Commercial            Academic        Ann.SU
------------------------------------------------------------------------------------------------------------------------
XGBEXX          BIOGRAF (Indigo)                   2.2         Now         Yen5,250,000         Yen2,265,000       4320
XGNMEXX         NMRgraf (INdigo)                   2.2         Now         Yen3,500,000         Yen1,750,000       2880
POLEXX          Polaris (Indigo)                   3.0         Now         Yen2,625,000         Yen1,312,500       2160
XGPGEXX         POLYGRAF (Indigo)                  2.2         Now         Yen7,000,000         Yen3,500,000       5760
QNTXX           QUANTA (Indigo)                    3.2         Now         Yen3,750,000         Yen1,875,000       3600
QINORGXX        Inorganic Solids Modeling          3.2         Now         Yen3,750,000         Yen1,875,000       2550
QPOLYXX         Polymer Dynamics                   3.2         Now         Yen3,750,000         Yen1,875,000       2550
QPROTXX         Protein Modeling                   3.2         Now         Yen3,750,000         Yen1,875,000       2550
QSTARXX         X-Ray Structure Analysis           3.2         Now         Yen3,750,000         Yen1,875,000       2550

               NOTE: IF QUANTA is purchased, at least one copy of
                  networked CHARMm must be available for use.

-------------------------------------------------------------
                  SYSTEM SOFTWARE                                                                               Personal
-------------------------------------------------------------===========================================================
Part Number     Description                      Revision  Availability     Commercial            Academic        Ann.SU
------------------------------------------------------------------------------------------------------------------------
XGBEXX          BIOGRAF (SGI/IBM)                  2.2         Now         Yen7,000,000         Yen3,500,000       5760
XGNMEXX         NMRgraf (SGI/IBM)                  2.2         Now         Yen5,250,000         Yen2,625,000       4320
POLEXX          Polaris (SGI)                      3.0         Now         Yen4,375,000         Yen2,187,500       3600
XGPGEXX         POLYGRAF (SGI/IBM)                 2.2         Now        Yen10,500,000         Yen5,250,000       8640
QNTXX           QUANTA (SGI/IBM)                   3.2         Now         Yen6,240,000         Yen3,120,000       6000
QINORGXX        Inorganic Solids Modeling          3.2         Now         Yen4,992,000         Yen2,496,000       3400
QPOLYXX         Polymer Dynamics                   3.2         Now         Yen4,992,000         Yen2,496,000       3400
QPROTXX         Protein Modeling                   3.2         Now         Yen4,992,000         Yen2,496,000       3400
QSTARXX         X-Ray Structure Analysis           3.2         Now         Yen4,992,000         Yen2,496,000       3400

               NOTE: IF QUANTA is purchased, at least one copy of
                  networked CHARMm must be available for use.


             ---------------------------------------------------------
                         Price per Service Unit (SU)
             ---------------------------------------------------------
                                       Level 1              Level 2
                                       -------              -------
                Commercial             Yen220               Yen265
                Academic               Yen 35               Yen105
             ---------------------------------------------------------

                                           Polygen/Molecular Simulations Japan Price List

Proprietary and Confidential                                                                          January 30, 1992


                SYSTEM SOFTWARE                              PROFESSIONAL POWER
-------------------------------------------------------------------------------
PART NUMBER     DESCRIPTION                     REVISION        AVAILABILITY  COMMERCIAL       ACADEMIC        ANN.SU
----------------------------------------------------------------------------------------------------------------------
XGBHXX          BIOGRAF (SGI/IBM)               2.2             Now           Yen10,500,000     Yen5,250,000     8640
XGNMHXX         NMRgraf(SGI/IBM)                2.2             Now           Yen 8,750,000     Yen4,375,000     7200
POLHXX          Polaris(Stardent/SGI)           3.0             Now           Yen 6,125,000     Yen3,062,500     5040
XGPGHXX         POLYGRAF (SGI/IBM)              2.2             Now           Yen15,750,000     Yen7,875,000    12960
QNTXX           QUANTA (SGI/IBM)                3.2             Now           Yen 6,240,000     Yen3,120,000     6000
QINORGXX        Inorganic Solids Modeling       3.2             Now           Yen 4,992,000     Yen2,496,000     3400
QPOLYXX         Polymer Dynamics                3.2             Now           Yen 4,992,000     Yen2,496,000     3400
QPROTXX         Protein Modeling                3.2             Now           Yen 4,992,000     Yen2,496,000     3400
QSTARXX         X-Ray Structure Analysis        3.2             Now           Yen 4,992,000     Yen2,496,000     3400
        Note: If QUANTA is purchased, at least one copy of networked CHARMm must be available for use.

                QUANTA OPTIONS                                          SGI/IBM
-------------------------------------------------------------------------------
PART NUMBER     DESCRIPTION                     REVISION        AVAILABILITY    COMMERCIAL      ACADEMIC        ANN.SU
----------------------------------------------------------------------------------------------------------------------
QBDSXX          Brownian Dynamics Sim           3.2             Now             Yen2,500,000    Yen1,250,000     1705
        Note: Purchase of Brownian Dynamics requires purchase of UHBD
QCRYSTXX        Crystal Modeling                3.2             Now             Yen2,125,000    Yen1,062,500     1450
QHELIXXX        Helix Modeling                  3.2             Now             Yen2,125,000    Yen1,062,500     1450
QMM2XX          MM2 Interface                   3.2             Now             Yen1,250,000    Yen  625,000      850
QPBEXX          Poisson-Bolzmann Electro        3.2             Now             Yen2,125,000    Yen1,062,500     1450
        Note: Purchase of Poisson-Boltmann Electrostatics requires purchase of UHBD
QOPINTXX        QUANTA Open Interface           3.2             Now             Yen5,000,000    Yen2,500,000     3410
QQMIXX          Quantum Mechanics Interface     3.2             Now             Yen2,500,000    Yen1,250,000     1705
QNMRSXX         NMR Structure                   3.2             Dec, 1991       Yen4,992,000    Yen2,496,000     2400

                QUANTA NMR SOFTWARE                                     SGI/IBM
-------------------------------------------------------------------------------
PART NUMBER     DESCRIPTION                     REVISION        AVAILABILITY    COMMERCIAL      ACADEMIC        ANN.SU
----------------------------------------------------------------------------------------------------------------------
QMADXX          MADNMR                          x               Now             Yen3,750,000     Yen1,825,000     2555
QMADPXX         MADNMR+                         x               Now             Yen6,250,000     Yen3,125,000     4260
QDISNOEXX       DISCON/NOESYSIM                 x               Now             Yen2,500,000     Yen1,250,000     1705


                  ----------------------------------------------------------
                                   PRICE PER SERVICE UNIT (SU)
                  ----------------------------------------------------------
                                                 Level 1            Level 2
                          Commercial              Yen220             Yen265
                          Academic                Yen 35             Yen105
                  ----------------------------------------------------------

CERIUS SOFTWARE                                 SGI/IBM


Part Number     Description                     Revision        Availability    Commercial      Academic        Ann. SU
-----------------------------------------------------------------------------------------------------------------------
Builder Modules
CSVSXX          Visualizer (required for all)   2.3                Now         Yen   437,500    Yen   218,750      400
CSCRXX          Crystals                        2.3                Now         Yen 1,312,500    Yen   656,250     1200
CSCLRXX         Surfaces                        2.3             Mar., 1992     Yen   437,500    Yen   218,750      400
CSINTXX         Interfaces                      3.0             Mar., 1992     Yen   437,500    Yen   218,750      400
CSPLXX          Polymers                        2.3                Now         Yen   437,500    Yen   218,750      400


Calculation Modules
CSOF1XX         Open Force Field MM/MD (1)      3.0             Mar., 1992     Yen 6,562,500    Yen 3,281,500     6000
CSOF2XX         Open Force Field MM/MD (2)      3.0             Mar., 1992          TBD             TBD            TBD
CSSRPXX         Sorption                        2.3                Now         Yen 2,187,500    Yen 1,093,750     2000
CSPCKXX         Crystal Packer                  2.3                Now         Yen 1,312,500    Yen   656,250     1200
CSMPXX          MopacUI                         2.3                Now         Yen   875,000    Yen   437,500     .800
CSSMXX          Statmech                        2.3                Now         Yen 2,625,000    Yen 1,312,500     2400
CSDLSXX         DLS-UI                          2.3                Now         Yen 1,093,750    Yen   546,875     1000
CSDF1XX         Diffraction I                   2.3                Now         Yen 2,625,000    Yen 1,312,500     2400
CSDF2XX         Diffraction II                  2.3                Now         Yen 1,750,000    Yen   875,000     1600
CSDF3XX         Diffraction III                 2.3                Now         Yen 1,093,750    Yen   546,875     1000
CSDF4XX         Diffraction IV                  2.3                Now         Yen 2,625,000    Yen 1,312,500     2400
CSRTVXX         Rietveld                        3.0             Mar., 1992     Yen 1,750,000    Yen   875,000     1600
CSHRXX          HRTEM                           2.3                Now         Yen 2,625,000    Yen 1,312,500     2400

        NOTE: PRICES INCLUDE FIRST YEAR MAINTENANCE

        NOTE: DLS-UI, Sorption, Diffraction I, Diffraction III, HRTEM, Surfaces,
              Interfaces, Crystal Packer, and Rietveld require CERIUS Crystals.

        NOTE: StatMech requires CERIUS Polymers.

        NOTE: When quoting Open Force Field MM/MD, all Builder Modules should be included in the quote.

        NOTE: Open Force Field MM/MD (1) is for Desktop and Personal/Entry machines only. Open Force Field MM/MD (2) is for Professional and Power machine only.

AVS CHEMISTRYVIEWER                             ALL PLATFORMS


Part Number     Description             Revision        Availability    Commercial      Academic        Ann. SU
---------------------------------------------------------------------------------------------------------------
                ChemistryViewer alone                                   Y1,312,500      Y656,250         720
                ChemistryViewer with AVS                                Y1,750,000      Y875,000        1440

        NOTE: First year maintenance is required with AVS and ChemistryViewer

---------------------------------------
      PRICE PER SERVICE UNIT (SU)
---------------------------------------

                Level 1         Level 2
Commercial      Yen 220         Yen 265
Academic        Yen  35         Yen 105


Proprietary and Confidential    Polygen/Molecular Simulations Japan Price List
                                January 30, 1992

CHARMm                                                             ALL PLATFORMS

Part Number     Description                     Revision       Availability    Commercial        Academic         Ann. SU
-------------------------------------------------------------------------------------------------------------------------
CDESKXX         Desktop CHARMm                   21.3            Now           Yen  3,750,000*    Yen 1,875,000*     2550
CPERSXX         Personal CHARMm                  21.3            Now           Yen  5,990,000*    Yen 2,995,000*     4085
CPROFXX         Professional CHARMm              21.3            Now           Yen 10,500,000*    Yen 5,250,000*     7160
CPARLXX         Power CHARMm                     21.3            Now           Yen 18,000,000*    Yen 9,000,000*    12270

                NOTE: At least one copy of networked CHARMm must be available for use. Above prices(*) effective only at time of purchase with QUANTA and include standard discounts. For individual CHARMm pricing, see pricing below.

                NOTE: Desktop CHARMm is only available for the SGI Indigo.

CPERSXX         Personal Stand-alone CHARMm      21.3            Now           Yen 11,980,000     Yen 5,990,000      8165
CPROFXX         Professional Stand-alone CHARMm  21.3            Now           Yen 15,000,000     Yen 7,500,000     10225
CPARLXX         Power Batch stand-alone CHARMm   21.3            Now           Yen 22,500,000     Yen11,250,000     25340
CSUPRXX         Super Stand-alone CHARMm         21.3            Now           Yen 55,000,000     Yen27,500,000     37500
CSUPRLXX        Ltd. License Super CHARMm        21.3            Now           Yen 33,000,000     Yen16,500,000     22500
CSRCXX          CHARMm Source Code               21.3            Now           Yen 12,500,000     Yen 6,250,000      8520

        NOTE: CHARMm source code may only be purchased in addition to a standard CHARMm object license.



X-PLOR                                                            ALL PLATFORMS


Part Number     Description                     Revision       Availability    Commercial        Academic         Ann. SU
-------------------------------------------------------------------------------------------------------------------------
XPERSXX         Personal X-PLOR                 2.11            Now            Yen  7,488,000     Yen 3,744,000      5105
XPROFXX         Professional X-PLOR             2.11            Now            Yen 11,000,000     Yen 5,500,000      7500
XPARLXX         Power X-PLOR                    2.11            Now            Yen 16,000,000     Yen 8,000,000     10900
XSUPRXX         Super X-PLOR                    2.11            Now            Yen 33,500,000     Yen16,750,000     22840
XSUPRLXX        Ltd. License Super X-PLOR       2.11            Now            Yen 19,500,000     Yen 9,750,000     13295
XSRCXX          X-PLOR Source Code              2.11            Now            Yen 12,500,000     Yen 6,250,000      8520

        NOTE: X-PLOR source code may only be purchased in addition to a standard
              X-PLOR object license.

UHBD                                                              ALL PLATFORMS


Part Number     Description                     Revision        Availability   Commercial         Academic        Ann. SU
-------------------------------------------------------------------------------------------------------------------------
UPERSXX         Personal UHBD                   2.2             Now            Yen 10,000,000     Yen 5,000,000      6820
UPROFXX         Professional UHBD               2.2             Now            Yen 11,250,000     Yen 5,625,000      7670
UPARLXX         Power UHBD                      2.2             Now            Yen 12,500,000     Yen 6,250,000      8520


GRAF BATCH                                                        ALL PLATFORMS



Part Number     Description                     Revision        Availability   Commercial       Academic          Ann. SU
-------------------------------------------------------------------------------------------------------------------------
GRAFBXX         Alliant version                                 Now            Yen10,500,000     Yen 5,250,000       8640
GRAFBXX         DEC version                                     Now            Yen 8,750,000     Yen 4,375,000       7200
GRAFBXX         Convex version                                  Now            Yen14,000,000     Yen 7,000,000      11520
GRAFBXX         Cray version                                    Now            Yen17,500,000     Yen 8,750,000      14400

January 30, 1992        Polygen/Molecular Simulations Japan Price List
                        Proprietary and Confidential

                         POLYGEN/MOLECULAR SIMULATIONS
                     MOLECULAR MODELING PRODUCTS PRICE LIST

                         HARDWARE CONFIGURATION SUMMARY

                           EFFECTIVE OCTOBER 01, 1991

SILICON GRAPHICS                                                  IRIS 4D SERIES

Machine           Category                   MFLOPS   MIPS   Memory    Disk(1)      Tape            O/S        Other
---------------------------------------------------------------------------------------------------------------------
Indigo            Desktop                      xx     xx       16      432/54     1/4" cartridge     4.0.0     Note 2
4D/25 G/TG        Personal/Entry               xx     xx       16      380/54     1/4" cartridge     3.3.3     Note 2
4D/35 G/TG        Personal/Entry               xx     xx       16      380/54     1/4" cartridge     3.3.3     Note 2
4D/310 GTX/VGX    Professional/High-End        xx     xx       16      780/54     1/4" cartridge     3.3.3     Note 2
4D/320 GTX/VGX    Power/High-End               xx     xx       16      780/54     1/4" cartridge     3.3.3     Note 2
4D/340 GTX/VGX    Power/High-End               xx     xx       16      780/54     1/4" cartridge     3.3.3     Note 2
4D/380 GTX/VGX    Power/High-End               xx     xx       16      780/54     1/4" cartridge     3.3.3     Note 2
4D/420 GTX/VGX    Power/High-End               xx     xx       16      780/54     1/4" cartridge     3.3.3     Note 2
4D/440 GTX/VGX    Power/High-End               xx     xx       16      780/54     1/4" cartridge     3.3.3     Note 2
4D/480 GTX/VGX    Power/High-End               xx     xx       16      780/54     1/4" cartridge     3.3.3     Note 2

IBM                                                      RISC SYSTEM/6000 SERIES

Machine           Category                   MFLOPS   MIPS   Memory    Disk(1)      Tape            O/S        Other
------------------------------------------------------------------------------------------------------------------------
Series 320        Personal/Entry               xx     xx       16      320/54     1/4" cartridge     3.1.5     Notes 2.3
Series 520        Professional/Entry           xx     xx       16      320/54     1/4" cartridge     3.1.5     Notes 2.3
Series 530        Professional/Entry           xx     xx       16      320/54     1/4" cartridge     3.1.5     Notes 2.3
Series 540        Power/High-End               xx     xx       16      320/54     1/4" cartridge     3.1.5     Notes 2.3
Series 550        Power/High-End               xx     xx       16      320/54     1/4" cartridge     3.1.5     Notes 2.3

EVANS & SUTHERLAND                                                   ESV SERIES

Machine           Category                   MFLOPS   MIPS   Memory    Disk(1)      Tape            O/S        Other
------------------------------------------------------------------------------------------------------------------------
ESV-5             Entry                        4.0             xx      xx/xx         xx              xx
All others        High-End                     4.0             xx      xx/xx         xx              xx

                 Polygen/Molecular Simulations Japan Price List
Proprietary and Confidential                                   January 30, 1992

BATCH PROCESSORS

Machine           Category                   MFLOPS   MIPS   Memory    Disk(1)      Tape            O/S        Other
---------------------------------------------------------------------------------------------------------------------
Alliant FX40,80   Power/Batch                  xx     xx       xx        xx       8mm cartridge      2.1.02
Alliant FX2800    Power/Batch                  xx     xx       xx        xx       8mm cartridge      2.1.02
Convex C-1        Power/Batch                  xx     xx       xx        xx       Reel-to-reel       xx       Note 4
Convex C-2        Power/Batch                  xx     xx       xx        xx       Reel-to-reel       xx
Cray X,Y-MP       Super/Batch                  xx     xx       xx        xx       Reel-to-reel       6.0
Cray 2            Super/Batch                  xx     xx       xx        xx       Reel-to-reel       6.0
DEC               Batch                        xx     xx       xx        xx       Reel-to-reel       xx       Note 4
IBM 3090 MVS      Super                        xx     xx       xx        xx       Reel-to-reel       xx       Note 5
IBM 3090 VM       Super                        xx     xx       xx        xx       Reel-to-reel       xx       Note 5
IBM 3090 AIX      Super                        xx     xx       xx        xx       Reel-to-reel       xx       Note 5

HARDWARE NOTES

1: Under the Disk column, the first number is the minimum total disk space required while the second number is the minimum swap space required.

2:  FORTRAN is required for the QUANTA Open Interface.

3: The following IBM RS/6000 hardware configuration is required for QUANTA/CHARMm software: 24-bit 3D graphics, 24-bit Z-buffer, Ethernet LAN adaptor, and the FORTRAN 2.01 run-time libraries (xlfrte 02.01).

4:  CHARMm, X-PLOR, and UHBD are not supported on the Convex C-1.

5:  GRAF Batch is not supported on the IBM 3090.

PART NUMBERS

Replace XX in all software part numbers with the following machine codes:

4D    All SGI 4D sereis except Indigo     DT     SGI Indigo                   ST     Stardent Titan
ES    E&S ESV                             RS     All IBM RS/6000 series
FX    Alliant                             C1     Convex C-1                   C2     Convex C-2
CX    Cray X-MP                           CY     Cray Y-MP                    CR     Cray 2
MV    IBM 3090 MVS                        VM     IBM 3090 VM/CMS              AX     IBM 3090 AIX
VS    DEC VMX

                 Polygen/Molecular Simulations Japan Price List
January 30, 1992                                    Proprietary and Confidential

Prices are valid only when purchased with hardware                  Page 7 of 9


CONTINUING LICENSE/MAINTENANCE

Part Number    Description                              Academic Price/S.U.    Commercial Price/S.U.
----------------------------------------------------------------------------------------------------
SL1SS          Level 1 (Standard Support)                      Y 35                  Y220
                  Provides the following services:
                  Continuing license fee
                  Upgrade of existing software
                  Hotline support of products: Calls returned within 4 hours of receipt

SL2SS          Level 2 (Scientific Support)                    Y105                 Y265
                  Provides the following services:
                  Continuing license fee
                  Upgrade of existing software
                  Hotline support of products: Calls returned within 1 hour of receipt
                  Monthly status calls from senior scientific staff members
                  Monthly report of software problems
                  Scientific support for modeling problems

SCIENTIFIC PROGRAMS

Part Number    Description                              Cost/Time Period
----------------------------------------------------------------------------------------------------
SSCON          Scientific Consulting                    Y175,000 per day
SPMDL          Molecular Design Lab                     Y700,000 per week
                  Seat in Introductory Molecular Modeling Course
                  Use of software on a dedicated machine
                  Access to Polygen and Harvard scientists

     NOTE: A minimum of two weeks is required.

TRAINING PROGRAMS

Part Number    Description                              Cost/Time Period
----------------------------------------------------------------------------------------------------
               Introductory Molecular Modeling          Y175,000/3 days
               Advanced CHARMm                          Y262,500/2 days
               Advanced Protein Modeling                Y262,500/2 days
               Advanced Polymer Modeling                Y262,500/2 days

                 Polygen/Molecular Simulations Japan Price List
Proprietary and Confidential                                   January 30, 1992

                         POLYGEN/MOLECULAR SIMULATIONS
                      MOLECULAR MODELING SOFTWARE PRODUCTS
                            POLICIES AND PROCEDURES

                           EFFECTIVE JANUARY 01, 1992

TITLE

All right, title and interest in and to the software licensed and any related documentation and any copies thereof which may be made by licensee are and shall remain the exclusive property of licensor or licensor's licensor, as to software sublicensed by licensor to licensee; licensor and its licensors are collected referred to as the software owners. Any third party software designated in the applicable price list as subject to a separate license agreement is subject to the terms of the agreement accompanying such software. Each software owner shall have the right to enforce this agreement against licensee as to such software owner's software.

SOFTWARE LICENSE FEES

Use of the software by licensee shall be subject to the licensee signing the Polygen/Molecular Simulations Standard Software License Agreement.

UNBUNDLED FEE

In the instance where software is not purchased with hardware, the software list price shall be increased by an additional amount equal to twenty percent (20%) of such software list price (the unbundled fee).

PAYMENT TERMS

Unless otherwise arranged, Polygen/Molecular Simulations will invoice purchaser at the time of shipment of each installment on payment terms of each on delivery, except where open account credit is established and maintained to Polygen/Molecular Simulations' satisfaction, in which case payment terms shall be net 30 days from date of shipment. Purchaser shall make all payments as provided without regard to whether purchaser has made or may make any inspection or use of any goods delivered. Any invoiced amount which is not paid when due shall bear interest at the rate of 2% per month or the highest rate then permitted by law, whichever is less.

WARRANTY

The software as delivered and installed on the designated system will conform substantially to licensor's then current published program specifications. Licensee acknowledges, however, that the software is of such complexity that it may have inherent or latent defects and agrees that as licensee's sole remedy licensor will exercise its best efforts to correct documented program errors which licensors's analysis indicates are caused by a defect in the unaltered version of the delivered software as installed on an unaltered designated system. Licensor does not guarantee the results of any such services or represent or warrant that any such error will be corrected. The foregoing warranty extends only to licensee and is not applicable to any transferee of the software license.

LICENSE TRANSFER POLICY

All computers and software are expected to be written off over four years. Customers will be able to transfer their current software license to a faster computer (at the same site) and receive a credit equal to 25% of the lower of the price actually paid or the current price for the license for each year left in the four years since shipment to the customer by Polygen/Molecular Simulations. To receive this credit, the customer must be current on maintenance.

TERMS AND CONDITIONS

Software orders must be accompanied by the software quotation with standard quote terms and conditions and a standard software license agreement. Loaners must be accompanied by a standard software loaner agreement. Any software purchase or loaner which does include the above documents or which documents deviate from standard terms must be approved in advance.

QUOTE VALIDITY

Software quotes are valid for 30 days only.

SOFTWARE LOANER PERIOD

Unless otherwise arranged, software to commercial organizations may only be loaned for a period of 15 days: software to academic institutions may only be loaned for a period of 30 days.

                                   APPENDIX D

                        WIRE TRANSFER (BANK) INFORMATION




                  Bank:         Shawmut Bank, NA
                                One Federal Street
                                Boston, MA 02211



                 Routing No.:   ABA 011000206



                 Account No.:   20-103-394-4

                                      29.

                                   APPENDIX E

                                PMSI TRADEMARKS



                                    POLYGRAF

                                    NMRgraf

                                    BIOGRAF

                                     CERIUS

                                     X-PLOR

                                    Polaris

                                     MADNMR

                                      UHBD


The Company may use the foregoing Trademarks which have not been registered in Japan. PMSI intends to file applications for registration of these Trademarks with the assistance of the Company.

Applications for the following Trademarks are pending before the Patent Office of Japan, and upon the approval and registration of such Trademarks in Japan, the Company may use such Trademarks in connection with the distribution and advertising of the Software:


                                     CHARMm

                                     QUANTA

                                       30.